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                                                    Diamond Hill Funds
                                                    ------------------

Annual Report | December 31, 2002



                            Diamond Hill Focus Fund
                          Diamond Hill Small Cap Fund
                          Diamond Hill Large Cap Fund
                       Diamond Hill Bank & Financial Fund
                   Diamond Hill Short Term Fixed Income Fund
                       Diamond Hill Strategic Income Fund


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Not FDIC | o MAY LOSE VALUE
Insured  | o NO BANK GUARANTEE
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

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TABLE OF CONTENTS

Letter to Shareholders                                                        1

Mission Statement, Pledge & Fundamental Principles                            3

History, Probability & Statistics, and the Financial Markets                  5

Management Discussion of Fund Performance

         Diamond Hill Focus Fund                                              8

         Diamond Hill Small Cap Fund                                         10

         Diamond Hill Large Cap Fund                                         12

         Diamond Hill Bank & Financial Fund                                  14

         Diamond Hill Short Term Fixed Income Fund                           16

         Diamond Hill Strategic Income Fund                                  18

Financial Statements

         Schedules of Investments                                         20-27

         Statements of Assets and Liabilities                                28

         Statements of Operations                                            29

         Statements of Changes in Net Assets                              30-34

         Financial Highlights                                             35-40

         Notes to Financial Statements                                    41-48

Report of Independent Auditors                                               49

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Letter to Shareholders

Dear Fellow Shareholder:

We are pleased to submit our 2002 Annual Report for the Diamond Hill Funds. As always, we appreciate the confidence that you have placed in us and we assure you that we are constantly guided by our fiduciary duties to you.

The purpose of this Annual Report is to provide you with an overview of the previous year in the financial markets and our mutual fund portfolios. On the following pages, you will find:

     o    Our Mission Statement, Pledge and Fundamental Principles;

     o A commentary entitled "History, Probability and Statistics, and the Financial Markets" written by portfolio manager Thomas Schindler;

     o Annual commentary on each of our funds written by the respective portfolio managers; and

     o    Schedules of investments and financial statements for the Funds.

We encourage you to read the commentary from our portfolio managers as it will offer you further insight into our philosophy and approach to investing.

The following table summarizes the performance of the Diamond Hill Funds Class A shares relative to their benchmarks for 2002 and longer periods.

----------------------------------------------------------------------------------------------------------------------------------
                                                                     Total Return
                                             -----------------------------------------------------------
                                                Three         Six        One         Three          Five
                                               Months      Months       Year         Years         Years        Years
                                12/31/02        Ended       Ended      Ended         Ended         Ended        Since    Inception
Fund Name                            NAV     12/31/02    12/31/02    12/31/02   12/31/2002(A) 12/31/2002(A) Inception(A)      Date
----------------------------------------------------------------------------------------------------------------------------------
Focus Fund (DIAMX)               $  9.56        7.78%     -11.40%     -10.40%           NA            NA       -1.13%      6/30/00
Wilshire 5000 Index                             7.82%     -10.30%     -20.86%      -14.37%        -0.87%      -16.67%
----------------------------------------------------------------------------------------------------------------------------------
Small Cap Fund (DHSCX)           $ 11.26        7.72%     -12.77%      -8.23%           NA            NA        7.27%     12/29/00
Russell 2000 Index                              6.16%     -16.56%     -20.48%       -7.54%        -1.36%       -9.69%
----------------------------------------------------------------------------------------------------------------------------------
Large Cap Fund (DHLAX)           $  7.87        8.49%     -10.71%     -20.74%           NA            NA      -13.90%      6/29/01
Russell 1000 Index                              8.16%     -10.13%     -21.65%      -14.16%        -0.58%      -18.23%
----------------------------------------------------------------------------------------------------------------------------------
Bank & Financial Fund (BANCX)    $ 13.63        6.30%      -4.41%      11.22%       15.98%         6.42%       10.20%       8/1/97
S&P Supercomposite Financials(B)                7.08%     -10.76%     -13.72%       -1.11%         1.29%        2.69%
----------------------------------------------------------------------------------------------------------------------------------
Short Term Fixed Income
Fund (DHFAX)                     $ 10.08        0.85%       2.60%          NA           NA            NA        2.60%      6/28/02
Merrill Lynch 1-3 Yr Corporate/
Government Bond Index                           1.19%       3.58%       6.10%        7.62%         6.61%        3.58%
----------------------------------------------------------------------------------------------------------------------------------
Strategic Income Fund (DSIAX)    $ 10.28        4.49%          NA          NA           NA            NA        4.49%      9/30/02
Merrill Lynch Domestic Master Index             1.59%       6.51%      10.41%       10.14%         7.58%        1.59%
----------------------------------------------------------------------------------------------------------------------------------

Source: Diamond Hill Funds, Bloomberg LP, Wilshire Associates, Inc., and Frank Russell Company.

Returns are shown WITHOUT sales charges but include all other expenses. STANDARDIZED PERFORMANCE FOR EACH FUND IS SHOWN IN EACH OF THE FUND'S MANAGEMENT DISCUSSION OF FUND PERFORMANCE ON PAGES 8 THROUGH 19.

(A) Annualized if longer than one year. The Short Term Income Fund and Strategic Income Fund have been in existence less than a year, thus their returns since inception are not annualized.

(B) Returns for the S&P Supercomposite Financials are price change only before November 29, 2001 and total return thereafter.

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Diamond Hill Funds Annual Report December 31, 2002                       Page 1

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Each of our equity funds exceeded its benchmark last year, but of these only the
Bank and Financial Fund had a positive return. The Small Cap and Focus Funds had excellent relative results, while the Large Cap Fund narrowly exceeded its benchmark. Of the two new Fixed Income Funds, the Strategic Income Fund had an excellent start, while the Short Term Fund had a more difficult comparison.

While we are generally pleased with the relative performance of the Funds, we are disappointed any time we produce a negative return over the course of a year. (As the saying goes, you can't buy groceries with relative performance). In his 2001 annual report that followed the first yearly decline in book value at Berkshire Hathaway under his stewardship, Warren Buffett surprised some observers by reiterating his emphasis on relative performance. What he said was if you believe the index will achieve a reasonably satisfactory result over time (and he did) and if you can continually pick up relative ground, then logically it must prove rewarding in the end result. Buffett's phenomenal long-term record and penchant for honest self-evaluation give his statement a reassuring credibility. Hopefully, we can emulate Buffett in temperament, and continue to build a performance record that would allow a similar statement from us to feel as reassuring.

We continue to believe that common stocks will be the best compounding vehicle for investors with a long time horizon (minimum of five years) provided a sound "business-valuation" approach is used and executed correctly. For those with a shorter time horizon, either because of age or pressing near-term financial need, a fixed income portfolio is likely to be more appropriate. If your financial goals are already largely funded, it is unlikely that the additional risk accompanying common stocks is advisable, especially if the consequence of falling short of the goal is severe.

Two significant additions to our investment management team occurred in 2002. In May, Kent Rinker joined as Managing Director - Fixed Income, and our two new fixed income funds are reviewed in this report. Kent has nearly 30 years in the investment field, and I worked with him at my first position in 1977. These funds round out our product lineup from a U.S. perspective.

In September, Charles "Chuck" Bath joined us as Managing Director - Equities to manage the Large Cap Fund and co-manage the Focus Fund. Chuck spent the first 20 years of his career with Nationwide Insurance, where he managed their flagship fund from 1985 until 2002. Morningstar referred to Chuck as one of the premier portfolio managers during the past two decades. His investment philosophy is identical to ours. Both Chris Bingaman and Tom Schindler worked with Chuck at Nationwide, and I have known him for 20 years.

In an effort to communicate effectively with our shareholders, we try to include some observations that are relevant to investing in general. These comments are typically intended to be educational and not time sensitive. We understand that individual investors are in the difficult position of determining an appropriate course of action when advice from supposed experts is often conflicting. Furthermore, judging the competence of managers and the validity of their opinions is made even more challenging when there is little substantive material to evaluate. Lacking something tangible, investors frequently default to past performance, which may have little bearing on what should or can be expected in the future. The piece on financial history, probabilities, and financial markets, written by Tom Schindler, hopefully provides some insight into our investment philosophy, thought process, and problem solving approach. Reviews for each fund in the Diamond Hill family follow, and I encourage you to read these as well.

Thank you for your continued support and interest.

/s/ Ric

R. H. Dillon, CFA
Chief Investment Officer of Diamond Hill Capital Management,
Adviser to the Diamond Hill Funds

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Page 2                        Diamond Hill Funds Annual Report December 31, 2002

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MISSION STATEMENT, PLEDGE AND
FUNDAMENTAL PRINCIPLES

The mission of Diamond Hill is to achieve superior investment performance and provide exceptional service to our clients. Consistent with our mission, we make the following pledge to all of our clients:

     Our investment discipline is to assess the economics of the underlying business, its management, and the price that must be paid to own a piece of it. We seek to concentrate our investments in businesses that are available at prices below intrinsic value and are managed or controlled by trustworthy and capable people. We will consistently apply this investment discipline.

     We will communicate with our clients about our investment performance in a manner that will allow them to properly assess whether we are deserving of their trust.

     Our investment team will be comprised of people with integrity, sound experience and education, in combination with a strong work ethic and independence of thought. Especially important is that each associate possesses the highest level of character, business ethics and professionalism.

     Our employees will enjoy a working environment that supports professional and personal growth initiatives, thereby maximizing employee satisfaction while enhancing the productivity of the firm and the experience of our clients.

     We will invest the capital that you entrust to us with the same care that we invest our own capital. To this end, Diamond Hill investment management employees will commit substantially all of their investments in marketable securities to the same portfolios in which our clients invest.

Our fundamental principles are as follows:

     o Every share of stock has an intrinsic value that is independent of its current stock market price. We believe that we can determine a reasonable approximation of that intrinsic value. At any point in time, the stock market price may be either significantly higher or lower than intrinsic value.

     o Over short periods of time, as evidenced by extreme stock market volatility, the stock market price is heavily influenced by the emotions of market participants, which are far more difficult to predict than intrinsic value. While stock market prices may experience extreme fluctuations on a particular day, we believe intrinsic value is far less volatile.

     o Over sufficiently long periods of time, five years and longer, the stock market price tends to revert to intrinsic value.

     o We concentrate our investments in businesses whose per share intrinsic value is likely to grow. To achieve this, we assess the underlying economics of the businesses in which we invest and the industries and markets in which they participate. We seek to invest in businesses that possess a competitive advantage and significant growth prospects as well as outstanding managers and employees.

     o We only invest in a business when the stock market price is lower than our conservative assessment of per share intrinsic value. In addition, every business in which we invest is "handicapped" by its price. While we would prefer to own only great businesses with superior managers, there are very few businesses that satisfy those criteria and additionally are available at attractive prices. As a result, we may invest in less attractive businesses at more than attractive prices. Depending on the price that we pay, our returns from less than ideal businesses may be even better than our returns from ideal businesses.

     o In estimating intrinsic value, we attempt to adopt an interdisciplinary approach. Not only do we perform financial modeling including discounted cash flow, private market value, and leveraged buyout analyses, we

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Diamond Hill Funds Annual Report December 31, 2002                       Page 3

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          draw from  other  areas we  believe  are  relevant  to our  investment decision-making. These include economics, statistics and probability theory, politics, psychology and consumer behavior. In short, we do not want to exclude from our thinking anything that can help us forecast future cash flows, our most important as well as difficult job.

     o We intend to achieve our return from both the closing of the gap between our purchase price and intrinsic value and the growth in per share intrinsic value.

     o We do not define risk by price volatility. We define risk as the possibility that we are unable to obtain the return of the capital that we invest as well as a reasonable return on that capital when we need the capital for other purposes. If you will need the capital that you entrust to us in less than five years, then you should not invest that capital in the stock market.

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Page 4                        Diamond Hill Funds Annual Report December 31, 2002

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HISTORY, PROBABILITY & STATISTICS,
AND THE FINANCIAL MARKETS

Commentary by Thomas P. Schindler, CFA

The philosopher George Santayana said, "Those who cannot remember the past are condemned to repeat it." Many investment "professionals" have taken this slogan to heart, spending an inordinate amount of time looking at the long ago past in an attempt to find support for predictions made about the near-term future. They have statistics pertaining to the amount of time it took for the market to eclipse the highs reached in 1929 before the Great Crash, the percentage decline peak-to-trough in the 1973-74 bear market, and an array of other factoids at their fingertips. Admittedly, clients and journalists often seem impressed at this type of command of market history. Precise statistics lend an aura of expert opinion. But does history have great divining power about what we should expect in the future? Paraphrasing Santayana, we would say, "Those who remember history, but are ignorant of basic probability and statistics, are condemned to erroneous forecasting."

THE GAMBLER'S FALLACY?

First, let's take the most naive error that is sometimes made by investors. Most people are painfully aware that the stock market, as measured by popular averages such as the Dow Jones Industrials and the S&P 500, has declined in each of the past three years. Consulting the financial history books, it is found that only once has the market declined four consecutive years in the last century, from 1929-1932. If four consecutive down years only happened once in 100 years, then there is only a 1% chance 2003 will be a down year, right? We read this argument made explicitly once, but more often than not, it is made implicitly in statements like "I can't imagine that we won't see stocks beat bonds and cash this year."

This argument, while cheerful, is horrendously wrong. Perhaps the easiest way to understand this is to consider the somewhat analogous situation of coin flipping. The chance of flipping seven consecutive heads is less than 1% (Fermat and Pascal first worked out these probabilities). However, suppose you have just flipped six consecutive heads. Is the chance that the next toss lands on heads less than 1%? No. The probability is the same as any other flip, 50%. The mistaken notion that the odds for something with a fixed probability increase or decrease depending upon recent occurrences is known as gambler's fallacy, and is an absolute dream for the folks who run Las Vegas casinos. The most succinct illustration of this is the story of a casino patron who asked the pit boss, "Aren't you worried about guys who come in here with systems?" The pit boss replied, "We send limos for guys with systems."

WHAT IS NORMAL, ANYHOW?

We said "somewhat analogous" above because in flipping a fair coin ("fair" means that each outcome, heads or tails, is as likely to occur as the other), each trial is an independent event. In an independent event, the result of one trial has no bearing on the outcome of any other. In more complex situations, like the stock market, exact probabilities are not fixed, and are relatively uncertain. In addition, each trial (the return in the next year) is dependent on other variables. The return for the equity market is dependent on a host of factors, including major ones like the price of stocks in relation to economic earnings, the level of interest rates, and the expected growth rate of corporate earnings. So what might be a more informed estimate of the probability that 2003 will be another down year? Another commentary we read asked this question and solicited the opinion of a professor who surmised 16%, a figure he thought was surprisingly high. Is this a reasonable estimate?

In the manner of economists, let's assume that the market return is normally (bell-shaped) distributed and, based on past experience, has a mean (average) of 10% and a standard deviation (sigma) of 18%. Standard deviation is a measure of variation or dispersion of results around the mean. Does this offer any insight? To see, we'll briefly review some statistics, but try to be general and brief (in the interest of space, and because we could get out of our league). Exhibit A shows this normal distribution. (See Page 6.) The entire area under the curve is equal to 100%. There is an equal probability that the return is above and below the mean of 10%. Further, we should expect the yearly return to fall within one s approximately 68% of the time and within two s approximately 95% of the time. This would mean that we should expect the return to fall within the range of -8% and 28% (which is the mean of 10% +/- the standard deviation of 18%) more than two thirds of the time and within the range of -26% and 46% around 95% of the time. If the area under the curve

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Diamond Hill Funds Annual Report December 31, 2002                       Page 5

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                               [GRAPHIC OMITTED]

between -8% and 28% is 68% (shown in white), then the area outside that range must be 32% (all the shaded area with 16% of the area less than -8% the other 16% more than 28%). Thus, if returns are normally distributed with a mean of 10% and s of 18%, the probability that the market returns less than -8% is 16%. The probability that the market is less than 0% is even greater, and can be calculated as a little less than 30%. These results would be generally consistent with the history of U.S. equity markets in the past century in that roughly one out of every three years has been negative.

(As an aside, experience in the capital markets has shown that financial market returns exhibit "fat tails"- meaning seemingly low probability events have occurred with much greater frequency than predicted by the normal curve given the historic mean and standard deviation of the U.S. equity market. This is one of the important lessons Roger Lowenstein illustrates in When Genius Failed, his book on Long Term Capital Management. Thus, the assumption of normally distributed returns is questionable. However, this should not dramatically affect our example since the "surprises" could be both positive and negative.)

SO HOW ABOUT A CONCLUSION ALREADY, WILL THE MARKET BE UP OR DOWN IN 2003?

Several conclusions might be drawn from our discussion above. The first is an explanation of why we might be logically reluctant to make short-term market predictions. Simply stated, in situations other than extreme conditions, chance variation plays too great a role on the ultimate outcome of any short-term market forecast for us to feel very confident in it. Imagine if someone asked a doctor his professional opinion and he responded, "I believe X, but I think there is a 30% or more chance it could be wrong." It is doubtful that the response would inspire confidence. However, with forecasting equity markets, this is the inescapable nature of the problem.

We deal with this problem in several ways. First, we look for situations that we believe are extreme situations. In most scenarios, we simply concentrate on individual stocks where we believe the price is significantly below what we believe it is worth, while remaining agnostic about the "market". If correct in our analysis, this will provide a margin of safety, which Benjamin Graham described as the three most important words in investing. Second, we use a fairly long time horizon. By doing so, short term "noise" is largely cancelled out. Finally, we do our best to remain objective and rational. People often seek out the advice they want to hear. This might mean looking for a doctor who will declare them healthy or a money manager who will tell them the market will be up huge. Our preferred characteristic in professional counsel is realism (eg. the doctor who says, "I have thought long and hard and called upon my training. I believe X, but I will continually be looking for evidence that I am wrong, and the diagnosis should instead be Y.")

A second conclusion is that we believe assigning a 16% probability that the market could be down this year is far too low. If we had to guess if the market will be up or down, we would guess up, just as we would whenever we believed the expected return is positive. However, assigning a 16% probability is the equivalent of declaring that 5.25-to-1 odds that the market will be down is a "fair" bet. It is always insightful to invert, and consider the case that might be made that the person offering 5.25-to-1 odds is making a wise bet. Perhaps the professor analyzed the situation in the same manner as above, but used a higher expected (mean) return and/or a lower standard deviation, such as a 15% expected return and

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Page 6                        Diamond Hill Funds Annual Report December 31, 2002

15% (sigma). In previous reports, we've talked about the major variables (price in relation to earnings, interest rates, and earnings growth) and expressed the opinion that we have a difficult time justifying an expected return for the market much above 8%. We rarely have much of an opinion on the expected s, (having written before about why we believe it is a poor measure of true risk), remembering the wise man whom when asked what he thought the market would do deadpanned, "It will fluctuate." We would, however, observe that (1) strange things happen and (2) humans often behave emotionally rather than rationally. We would have no basis to predict that volatility will suddenly ameliorate from levels experienced in the past. Thus, if a mean of higher than 10% and/or a s less than 18% were used, it would simply reflect a rosier viewpoint than ours. There is also the possibility that the professor analyzed the question in a completely different and better manner than using a normal curve (no model is likely ever perfect). Suffice it to say, if we were offered those odds, we would accept the bet confident that we had succeeded in gaining an edge. We would not, however, bet our entire net worth because there is the real possibility of losing. If we were to lose the bet and the same conditions prevailed, we would not hesitate to make the same bet again if we were confident in our analysis and the odds favored success.

AND IS HISTORY JUST A WASTE OF TIME?

In high school, I had a history teacher who on the first day of class asked why we should even bother studying history. He proposed that if no one could come up with a valid reason, we would just use the class as a study hall. A fellow student submitted Santayana's adage almost verbatim. The teacher dismissed this reason immediately, arguing that people have been doing the same stupid things since the beginning of time and would almost assuredly keep doing them. Alas, we did have history class that year. The reason we should study history, according to this teacher, was for appreciation. This viewpoint, in my opinion is much too cynical. (A college professor of mine observed that most people tend to become more conservative and/or cynical as they age. He then advised to begin life with some level of idealism because if you started out cynical, imagine your worldview by the time you reach retirement age.) We believe studying history is very helpful in learning lessons and timeless principles. The key, however, is to learn the right lessons and be able to apply the principles to current problems.

Charlie Munger has vehemently stressed his belief that in approaching complex problems such as stock picking, one must have multiple models to use as tools. The basic mathematics involved in probability is one important model. If you do not have it and other models, he warns that "you will become the man with a hammer, to whom every problem looks like a nail." Relying too heavily on financial history runs the risk of this man-with-hammer syndrome. Consider this example. Suppose the market tripled in 2003 without a large increase in corporate profits or a decrease in interest rates. Relying solely on historical results, you might raise the expected return and s, and judge conditions to be "normal". However, considering this new development (a higher price), we would argue the only correct judgment after considering fundamentals is to expect a much lower, probably negative, expected return. A detailed knowledge of financial history is fine, both for learning and appreciation, but for experience to be beneficial, critical thinking must be present. Otherwise, one can become like the gentleman Warren Buffet once described. A man interviews for a prospective opportunity and left a resume referencing "twenty years of experience." When the interviewer contacted the former employer for a reference, he quickly corrected the man's resume to read, "one year of experience, twenty times."

/s/ Tom
Thomas P. Schindler, CFA

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Diamond Hill Funds Annual Report December 31, 2002                       Page 7

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DIAMOND HILL FOCUS FUND

--------------------------------------------------------------------------------
PERFORMANCE UPDATE
--------------------------------------------------------------------------------

RESULTS (CLASS A) SINCE INCEPTION*

                                                          Year             Since
                                                         ended           6/30/00
                                                    12/31/2002         Inception
--------------------------------------------------------------------------------
Diamond Hill Focus Fund (DIAMX)                        -10.40%            -1.13%
--------------------------------------------------------------------------------
Wilshire 5000 Index                                    -20.86%           -16.67%
--------------------------------------------------------------------------------
Russell 3000 Index                                     -21.54%           -16.48%
--------------------------------------------------------------------------------

* Returns shown are total returns. The Fund return excludes any sales charges but includes all other expenses. Standardized returns are disclosed on the following page. Results longer than one year are annualized.

--------------------------------------------------------------------------------
PORTFOLIO COMMENTARY
--------------------------------------------------------------------------------

[PHOTOS OMITTED]

Thank you for your interest in the Diamond Hill Focus Fund. This letter will provide a brief update on the Fund for 2002 and some thoughts looking forward.

The Diamond Hill Focus Fund declined in line with the broad market in the second half of 2002, and thus the return for the year was negative, albeit not nearly as much as its comparative benchmarks. We began selling short securities in June, which provided a small cushion during the sharp declines in the third quarter, while holding back returns somewhat in the fourth quarter market advance. Almost all of the short positions are large companies where the valuation placed on their respective businesses is far in excess of our estimates. Our long positions continue to lean decidedly toward mid- and small-capitalization companies, and we believe the prices in the market for the holdings are below our estimate of intrinsic value.

The market value of our long positions minus that of our short positions approximates 65% of net assets, suggesting that the fund is more likely to increase in positive market periods, and not immune to declining periods. Nevertheless, we hope that the short positions will not only provide some cushion during down periods, but also add to the long-term value of the portfolio.

During the second half of 2002, we repurchased the common stock of two companies that earlier in the year were sold: Black and Decker and PacifiCare Health Systems. In both cases, we were able to buy the positions at prices much lower than the prices we received last spring. This illustrates our price sensitivity, and it is not surprising given the volatility in the markets presently.

Tax sensitivity is an issue as well. It is relatively easy to find losses to offset gains as we did last year. Hopefully, a general improvement in the U.S. equity markets will give us the "problem" of finding losses to offset gains taken in the future.

/s/ Ric                                 /s/ Chuck
R. H. Dillon, CFA                       Charles S. Bath, CFA
Portfolio Manager                       Portfolio Manager

--------------------------------------------------------------------------------
Page 8                        Diamond Hill Funds Annual Report December 31, 2002

--------------------------------------------------------------------------------
GROWTH OF $10,000
--------------------------------------------------------------------------------

Comparison of the Change in Value of a $10,000 Investment in the Diamond Hill Focus - Class A(A), the Wilshire 5000 Index and the Russell 3000 Index

[GRAPHIC OMITTED]

                                        12/31/2002
                                        ----------
Diamond Hill Focus Fund Class A           $ 9,160
Wilshire 5000 Index                       $ 6,331
Russell 3000 Index                        $ 6,368

----------------------------------
Diamond Hill Focus Fund - Class A
Average Annual Total Returns (B)

One Year       Since Inception (C)
-15.55%             -3.44%
----------------------------------

(A) The chart above represents the performance of Class A shares only, which will vary from the performance of Class C shares based on the difference in loads and fees paid by shareholders in the different classes.

(B) The average annual total returns shown above are adjusted for maximum applicable sales charge of 5.75%.

(C) Class A and Class C shares commenced operations on June 30, 2000 and February 13, 2001, respectively.

Past performance is no guarantee of future results. The principal value and investment return of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

--------------------------------------------------------------------------------
Diamond Hill Funds Annual Report December 31, 2002                       Page 9

--------------------------------------------------------------------------------

DIAMOND HILL SMALL CAP FUND

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PERFORMANCE UPDATE
--------------------------------------------------------------------------------

RESULTS (CLASS A) SINCE INCEPTION*
                                                          Year             Since
                                                         ended          12/29/00
                                                      12/31/02         Inception
--------------------------------------------------------------------------------
Diamond Hill Small Cap Fund (DHSCX)                     -8.23%             7.27%
--------------------------------------------------------------------------------
Russell 2000 Index                                     -20.48%            -9.69%
--------------------------------------------------------------------------------
Wilshire 4500 Index                                    -17.80%           -13.61%
--------------------------------------------------------------------------------

* Returns shown are total returns. The Fund return excludes any sales charges but includes all other expenses. Standardized returns are disclosed on the following page. Results longer than one year are annualized.

--------------------------------------------------------------------------------
PORTFOLIO COMMENTARY
--------------------------------------------------------------------------------

[PHOTOS OMITTED]

Thank you for your interest in the Diamond Hill Small Cap Fund.

The above table presents a fairly intuitive explanation about our feelings for 2002. While we are pleased with the relative performance of the Fund, we are disappointed any time the Fund experiences a negative return over the course of a year. Interestingly, at mid-year the Fund was up 5.2%, a result that we articulated neither satisfied nor dissatisfied us. In the second half of 2002, the Fund continued to outperform the Russell 2000. Psychological studies have shown investors exhibit loss aversion. Thus, it is understandable that the end of 2002 feels worse than the midpoint of the year. Our ultimate objectives are both to make money for shareholders and add value relative to an index approach. Thus, we are not pleased whenever we fall short of one of those objectives. Still, when investing in common stocks, some periods of losses and/or underperformance are inevitable. In these times, maintaining an even temperament, focusing on the long-term, and avoiding permanent losses of capital is critical for long-term success.

HOLDINGS UPDATE

The stock making the biggest positive contribution in the portfolio during 2002 was Old Dominion Freight Line, which has appreciated about 140% from our cost and contributed roughly 2% to performance. The company, a multi-regional transporter of primarily less-than-truckload (LTL) shipments, produced excellent results in 2002. When the fourth quarter is reported, earnings will likely exceed $2 per share, a substantial increase from $1.43 reported in 2001. Old Dominion is in a position to benefit from the Chapter 11 bankruptcy of competitor Consolidated Freightways. Now, with the appreciation in the stock price, Old Dominion is much closer to our estimate of fair value.

Two successful investments were sold in the second half of 2002. Hollywood Casinos, after it received an offer to be acquired by Penn National Gaming, and Consolidated Graphics. We first bought Consolidated Graphics, a collection of commercial printers built through acquisition, early in 2001 at about $11.60 thinking it was worth $18 or more. Earnings were expected to be down in 2001 from the $2 earned in 2000, and did in fact come in at $1.25. Earnings recovered in 2002 and should exceed $1.60. During the time we owned it, our estimate of intrinsic value increased, a situation we normally expect to occur. When the stock reached $23 in December, we sold. An important point to understand is that we do not expect the return on Consolidated Graphics to be zero going forward. If you own good companies, you should expect them to sell at higher prices even after you sell. We sold because we believed the market price represented a fair price, whereas we want to own stocks at bargain prices. This affords the portfolio a margin of safety. A logical question to ask: While the expected return is now only fair, for instance 9%, isn't that still better than having cash? Shouldn't we wait to sell until we've found a more attractive stock? Certainly part of portfolio management is more art than science. If we were very certain the stock would continue to return 9%, than we may well have continued to hold it. However, normally, there is enough uncertainty that we have found it better to sell. We believe we will eventually find more attractive opportunities.

--------------------------------------------------------------------------------
Page 10                       Diamond Hill Funds Annual Report December 31, 2002

--------------------------------------------------------------------------------
GROWTH OF $10,000
--------------------------------------------------------------------------------

Comparison of the Change in Value of a $10,000 Investment in the Diamond Hill Small Cap - Class A(A), the Russell 2000 Index and the Wilshire 4500 Index

[GRAPHIC OMITTED]

                                        12/31/2002
                                        ----------
Diamond Hill Small Cap Class A            $10,849
Russell 2000 Index                          8,150
Wilshire 4500 Index                         7,454


----------------------------------
Diamond Hill Small Cap - Class A
Average Annual Total Returns (B)

One Year       Since Inception (C)
-13.51%              4.15%
----------------------------------

(A) The chart above represents the performance of Class A shares only, which will vary from the performance of Class C shares based on the difference in loads and fees paid by shareholders in the different classes.

(B) The average annual total returns shown above are adjusted for maximum applicable sales charge of 5.75%.

(C) Class A and Class C shares commenced operations on December 29, 2000 and February 20, 2001, respectively.

Past performance is no guarantee of future results. The principal value and investment return of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

--------------------------------------------------------------------------------
PORTFOLIO COMMENTARY (continued)
--------------------------------------------------------------------------------

Other positive contributors to performance in the Fund during 2002 that we continue to own are Belo, Countrywide Financial, Lodgenet Entertainment, Quaker City Bancorp, and PacifiCare Health.

The largest negative contributor to performance in the past six months was our investment in Bam! Entertainment, penalizing the Fund roughly 2.5%. In the mid-year report we highlighted a group of stocks with nascent operating businesses, but solid balance sheets that we believed would work out well. So far, this strategy has not paid off. Bam! continued to experience operating losses and will likely result in a permanent capital loss. Interland, which we are still hopeful will be a successful investment, also has a significant unrealized loss. New Focus was sold at a profit and we still own American Pacific, Captaris, and Natus Medical at prices similar to those at mid-year.

A second group of stocks that hurt performance in 2002 can be characterized as sizable businesses as measured by revenues, but possessing poor balance sheets and/or recent business results. The opportunity in these investments lies in the potential that a modest improvement in operations can have a significant impact on earnings, given both the operating and financial leverage. The risk is that if operations do not improve the debt can become overbearing. Danielson Holding, Pegasus Communications, Recoton, and Value City all experienced significant unrealized losses in 2002.

Again, thank you for your investment in the Diamond Hill Small Cap Fund. We hope to continue to earn your trust in 2003.

/s/ Ric                                 /s/ Tom
R. H. Dillon, CFA                       Thomas P. Schindler, CFA
Portfolio Manager                       Portfolio Manager

--------------------------------------------------------------------------------
Diamond Hill Funds Annual Report December 31, 2002                       Page 11

--------------------------------------------------------------------------------

DIAMOND HILL LARGE CAP FUND

--------------------------------------------------------------------------------
PERFORMANCE UPDATE
--------------------------------------------------------------------------------

RESULTS (CLASS A) SINCE INCEPTION*
                                                          Year             Since
                                                         ended           6/29/01
                                                      12/31/02         Inception
--------------------------------------------------------------------------------
Diamond Hill Large Cap Fund (DHLAX)                    -20.74%           -13.90%
--------------------------------------------------------------------------------
Russell 1000 Index                                     -21.65%           -18.23%
--------------------------------------------------------------------------------
S&P 500 Index                                          -22.10%           -18.40%
--------------------------------------------------------------------------------

* Returns shown are total returns. The Fund return excludes any sales charges but includes all other expenses. Standardized returns are disclosed on the following page. Results longer than one year are annualized.

--------------------------------------------------------------------------------
PORTFOLIO COMMENTARY
--------------------------------------------------------------------------------

[PHOTO OMITTED]

As the new portfolio manager of the Diamond Hill Large Cap Fund, I wanted to take this opportunity to introduce myself to the shareholders of the Fund. I have been a U.S. large cap portfolio manager since 1985. In seventeen years of managing my previous fund, the portfolio grew from approximately $200 million to over $2 billion in assets. I look forward to this new challenge and hope the next seventeen years are as successful as the last seventeen.

My investment style should be very familiar to you as investors with Diamond Hill. My philosophy has always been valuation driven as I attempt to purchase securities in the public marketplace at a discount to their private market worth. I approach ownership of an equity as if I am a minority owner in the business. Therefore, my holding period tends to be quite long and the portfolio turnover is usually lower than that of the average mutual fund. Many of the most successful investments I have made throughout my career have been securities that were owned for many years. I believe it often takes a period of years for an investment to be successful, and as long as the valuation is attractive and the business is operating as anticipated I generally find there is no reason to sell. I look forward to applying this discipline as the new portfolio manager of the Diamond Hill Large Cap Fund and I appreciate your confidence in me as portfolio manager.

When I came on board as portfolio manager of the Large Cap Fund, I made some changes to the portfolio, which is natural when a new manager takes over management of a fund. The changes that I have made are less than what most new managers tend to make, because I share the same investment discipline and philosophy as my predecessors. Two new companies that I have added to the portfolio are Merck and Kimberly Clark. Merck is a company most investors are familiar with as one of the world's largest pharmaceutical companies. Earlier in 2002, the shares became very cheap as investors became overly concerned with near-term patent expirations. While the issue is important, the low valuation ignored the attractive long-term competitive position of the company. This made Merck an attractive addition to the portfolio. Kimberly-Clark is often thought of as a forest products company, but is in fact a very successful consumer products company. Due to a recent competitive battle with Procter & Gamble, the shares have been depressed. But they are a strong competitor and I expect they will regain lost market share over time. Meanwhile, the shares are very cheap relative to a company like Procter & Gamble, and should prove to be a successful investment over the long-term.

I highlight Merck and Kimberly Clark because they are typical of the health care and consumer products investments that have been successful for me in the past. However, industry fundamentals are changing. While I find these shares attractive at present, I am finding very few attractive investment opportunities within the health care and consumer products industries. This is unusual for me because these industries have proven to be sources of successful investments in the past. However, markets are changing, and as an investor it is important to maintain an objective viewpoint. In my opinion, most consumer products shares are too richly valued to make an investment at this time. The pharmaceutical industry is facing more intense competition than I have seen in my career as a portfolio manager, due to a lack of new

--------------------------------------------------------------------------------
Page 12                       Diamond Hill Funds Annual Report December 31, 2002

--------------------------------------------------------------------------------
GROWTH OF $10,000
--------------------------------------------------------------------------------

Comparison of the Change in Value of a $10,000 Investment in the Diamond Hill Large Cap - Class A(A), the Russell 1000 Index and the S&P 500 Index

[GRAPHIC OMITTED]

                                        12/31/2002
                                        ----------
Diamond Hill Large Cap Class A            $ 7,522
Russell 1000 Index                          7,380
S&P 500 Index                               7,357

----------------------------------
Diamond Hill Large Cap - Class A
Average Annual Total Returns (B)

One Year       Since Inception (C)
-25.27%             -17.22%
----------------------------------

(A) The chart above represents the performance of Class A shares only, which will vary from the performance of Class C shares based on the difference in loads and fees paid by shareholders in the different classes.

(B) The average annual total returns shown above are adjusted for maximum applicable sales charge of 5.75%.

(C) Class A and Class C shares commenced operations on June 29, 2001 and September 25, 2001, respectively.

Past performance is no guarantee of future results. The principal value and investment return of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Effective September 23, 2002, the Fund began to use the Russell 1000 Index as the benchmark for the Fund. The Adviser believes that the Russell 1000 Index more accurately reflects the composition of the Fund than the S&P 500 Index.

--------------------------------------------------------------------------------
PORTFOLIO COMMENTARY (continued)
--------------------------------------------------------------------------------

products. Other than Merck, I have no holdings in the pharmaceutical industry. I look forward to future opportunities to invest more heavily in these industries, but until market conditions change I will maintain my investment discipline by staying away from these sectors as a whole.

Again, I want to thank you for your continued support of Diamond Hill and I look forward to working with you in the future.

/s/ Chuck
Charles S. Bath, CFA
Managing Director - Equities
and Portfolio Manager

--------------------------------------------------------------------------------
Diamond Hill Funds Annual Report December 31, 2002                       Page 13

--------------------------------------------------------------------------------

DIAMOND HILL BANK & FINANCIAL FUND

--------------------------------------------------------------------------------
PERFORMANCE UPDATE
--------------------------------------------------------------------------------

RESULTS (CLASS A) SINCE INCEPTION*
                                                          Year             Since
                                                         ended            8/1/97
                                                      12/31/02         Inception
--------------------------------------------------------------------------------
Diamond Hill Bank & Financial Fund (BANCX)              11.22%            10.20%
--------------------------------------------------------------------------------
NASDAQ Bank Index                                        6.89%             7.19%
--------------------------------------------------------------------------------
S&P Supercomposite 1500 Financial Index                -13.72%             2.69%
--------------------------------------------------------------------------------

* Returns shown are total returns. The Fund return excludes any sales charges but includes all other expenses. Standardized returns are disclosed on the following page. Results longer than one year are annualized.

--------------------------------------------------------------------------------
PORTFOLIO COMMENTARY
--------------------------------------------------------------------------------

[PHOTO OMITTED]

Thank you for your interest in the Diamond Hill Bank & Financial Fund.

In similar fashion to the prior two years, 2002 was another difficult year for the overall U.S. stock market and once again banks and financial services companies generally performed somewhat better than the overall domestic market. Almost without exception, equity indices in the U.S. were in negative territory for the third straight year. The S&P 500 Index recorded a total return for the year of -22.10%, while the S&P 500 Financials posted a return of -13.72%. As they did in 2001, small banks and thrifts outperformed the broader markets by a wide margin. The NASDAQ Bank index (which is generally indicative of the performance of small-cap banks and thrifts) recorded a positive total return of 6.89%. The total return for the Diamond Hill Bank & Financial Fund (Class A Shares) in 2002 was 11.22%.

While we were quite pleased with the performance of the fund during the year, we do not believe these levels of relative out performance are sustainable. The disparity in performance between many of the diversified equity indices and the financial services sector was greatly exaggerated during the last three years (beginning on March 13th, 2000) by the technology/telecommunications bubble. In other words, it appears that much of this strong relative performance was largely the `unwinding' of the sectors' very poor relative performance from late 1998 through the first quarter of 2000. On a more positive note, we do feel that the absolute level of total return for the year was in line with long-term equity market returns and we continue to believe the Fund has the potential to attain similar levels of absolute performance over time.

In addition to the very broad trend outlined above, the Bank and Financial Fund clearly benefited from its concentration in relatively lower risk areas of financial services. Much of last year's performance was driven by investments in small-cap banks and thrifts with lower risk loan portfolios (i.e., secured residential and multi-family loans) and solid balance sheets and reserves. Additionally, avoiding the stocks of companies with substantial exposure to sub-prime consumer lending, as well as those companies which rely heavily on fee revenues which are tied to the overall capital markets, once again proved to be generally prudent.

More specifically, three companies that were big contributors to the overall performance of the fund were Quaker City Bancorp, ITLA Capital and Countrywide Financial Corp. Quaker City (QCBC) is a small thrift in southern California and is focused on deposit gathering and multi-family lending. The company continued to enjoy solid growth in both areas and also experienced expanded net margins as short-term rates moved lower and many assets re-priced lower but held at contractual interest rate floors. Continued organic growth combined with this margin expansion allowed the company to report healthy revenue and earnings growth. QCBC was the largest weighting in the Fund for much of the year. While we continue to like the company and its longer-term prospects, we feel the upside potential in the stock is clearly mitigated by its strong appreciation (62.2%) over the past two years relative to the underlying business value.

ITLA Capital is also a small California lender that has enjoyed steady growth and minimal credit quality issues. ITLA rose 59% during 2002 and we began trimming the position in the fourth quarter as the stock began to more fully reflect the underlying value of the company. Finally, another large positive contributor to the Fund's 2002 performance was Countrywide Financial (CFC). CFC (formerly known as Countrywide Credit Industries) returned a total of 27% with dividends during the year and was steadily a top five weighting in the portfolio. The company has performed very well within an industry (mortgage banking) that is also experiencing strong fundamentals. Countrywide continues to take

--------------------------------------------------------------------------------
Page 14                       Diamond Hill Funds Annual Report December 31, 2002

--------------------------------------------------------------------------------
GROWTH OF $10,000
--------------------------------------------------------------------------------

Comparison of the Change in Value of a $10,000 Investment in the Diamond Hill Bank & Financial - Class A(A), the S&P 1500 Supercompostie Financial Index and the NASDAQ Bank Index

[GRAPHIC OMITTED]

                                             12/31/2002
                                             ----------
Diamond Hill Bank & Financial Class A          $15,952
S&P 1500 Supercompostie Financial Index         11,548
NASDAQ Bank Index                               14,568

-------------------------------------------
Diamond Hill Bank & Financial - Class A
Average Annual Total Returns (B)

One Year   Five Year    Since Inception (C)
 4.82%       5.16%            9.00%
-------------------------------------------

(A) The chart above represents the performance of Class A shares only, which will vary from the performance of Class C shares based on the difference in loads and fees paid by shareholders in the different classes.

(B) The average annual total returns shown above are adjusted for maximum applicable sales charge of 5.75%.

(C) Class A and Class C shares commenced operations on August 1, 1997 and June 3, 1999, respectively.

Past performance is no guarantee of future results. The principal value and investment return of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

--------------------------------------------------------------------------------
PORTFOLIO COMMENTARY (continued)
--------------------------------------------------------------------------------

market share from its competitors and is using the origination boom to rapidly grow its servicing portfolio as well as its rather young banking subsidiary. We believe these non-origination revenue streams will allow the company to continue its growth once mortgage origination activity begins to slow.

In general, we have reduced some of the concentration in the small-cap banks and thrifts that are very dependent on spread based income. Most of these companies have enjoyed substantial net interest margin expansion during the past two years due to the steepening yield curve. They also tend to have lower risk loan portfolios that shielded many of these companies from the credit quality issues that affected most of the larger cap commercial banks. Much of the proceeds from these sales has been redeployed into mid- and large-cap companies which have businesses tied to commercial lending, capital markets activities, assets management and property and casualty insurance. These companies have generally been pressured to a much larger extent by the soft economic conditions of the past two years. As a result, we now believe the `value equation' (the price we are paying to own a business versus its underlying value) in many of these areas has become much more attractive. The market began to present numerous favorable opportunities in these types of companies during the year, especially during the July and October market declines.

As in the past, we continue to believe shareholders in the fund will benefit from a relatively concentrated portfolio. We will likely own between 25 and 35 stocks in the fund with an average position size of between 3% and 5%. Also, as you may know, during the middle of the year the Board of Trustees provided the advisor with the ability to take short positions in the Fund. Thus far, we have not utilized that ability. However, we continue to look for opportunities and may begin to selectively short stocks in the Fund during 2003. We do not intend to do this as a hedge to mitigate our exposure to market risk, but instead as way to enhance our performance over time. Finally, and most importantly, we will continue to be vigilant in our assessment of the risk profiles, business outlooks and valuations of our current and prospective investments.

/s/ Chris
Christopher M. Bingaman, CFA
Portfolio Manager

--------------------------------------------------------------------------------
Diamond Hill Funds Annual Report December 31, 2002                       Page 15

--------------------------------------------------------------------------------

DIAMOND HILL SHORT TERM FIXED INCOME FUND

--------------------------------------------------------------------------------
PERFORMANCE UPDATE
--------------------------------------------------------------------------------

RESULTS (CLASS A) SINCE INCEPTION*

                                                  Three months             Since
                                                         ended           6/28/02
                                                      12/31/02         Inception
--------------------------------------------------------------------------------
Diamond Hill Short-Term Fixed Income Fund (DHFAX)         0.85%            2.60%
--------------------------------------------------------------------------------
Merrill Lynch 1-3 Year Corporate Government Bond Index    1.19%            3.58%
--------------------------------------------------------------------------------

* Returns shown are total returns. The Fund return excludes any sales charges but includes all other expenses. Standardized returns are disclosed on the following page.

--------------------------------------------------------------------------------
PORTFOLIO COMMENTARY
--------------------------------------------------------------------------------

[PHOTO OMITTED]

The Diamond Hill Short Term Fixed Income Fund was launched on June 28, 2002 and Class A shares returned 2.60% before sales charges for its first six months. The Fund under performed its benchmark, the Merrill Lynch 1-3 Year Corporate Government Bond Index, which returned 3.58% for the same period. However, for the period, we did achieve one of our objectives by providing an annualized income return in the 3.5%-4.0% range.

The Fund's return over the last six months was impacted by our decision to invest in short-term corporate bonds and mortgage-backed securities, seeing little value in the opportunities in the U.S. Treasury market. Yields on 2-year Treasuries declined from an already low rate of 2.89% at the beginning of July to less than 1.50% by the end of the year. Over this same six-month period, yields on 10-year Treasuries fell from 4.84% to about 3.70%, even going as low as 3.50% during the fourth quarter. The last time Treasury securities touched yields this low was in the early 1960's.

Yields on corporate debt securities actually rose in the third quarter, due to perceived quality concerns for select corporate bond issuers. As we started the fourth quarter, the yield spread between corporate bonds and U.S. Treasuries was, in some cases, as wide as has been seen in decades. This created some opportunities for us to purchase short-term debt issues from quality companies that offered a very attractive yield in relation to U.S. Treasuries. Mortgage prepayments accelerated in the fourth quarter to previously unseen levels, creating problems for our holdings in mortgage-backed securities.

In addition, several economic and geopolitical factors influenced conditions in the bond market. Growth was evident in the U.S. economy in the latter half of 2002, but it has been slow and spotty. Some industries, such as housing, have continued to exhibit growth while others are still beset by employee layoffs, minimal profits, and very little growth in top-line revenue. Investors were also confronted with first-time disclosure of massive corporate malfeasance among a select group of companies, as well as massive corporate bankruptcies. If these domestic concerns were not enough, international conflicts in Iraq and North Korea threatened to boil over as of year's end. The combination of these economic and geopolitical factors created a scenario for the fixed income markets not seen in over 40 years.

Heading into 2003, the Fund's portfolio is allocated almost evenly between corporate bonds and mortgage-backed securities. In light of the Fund's objectives to provide current income and preservation of capital, we believe we are positioned in the appropriate fixed income securities for the current conditions in the credit markets.

/S/ Kent
Kent K. Rinker
Portfolio Manager

--------------------------------------------------------------------------------
Page 16                       Diamond Hill Funds Annual Report December 31, 2002

--------------------------------------------------------------------------------
GROWTH OF $10,000
--------------------------------------------------------------------------------

Comparison of the Change in Value of a $10,000 Investment in the Diamond Hill Short Term Fixed Income - Class A(A) and the Merrill Lynch 1-3 Year U.S. Corporate & Government Index

[GRAPHIC OMITTED]

                                                  12/31/2002
                                                  ----------
Diamond Hill Short Term Fixed Income Class A         9,977
Merrill Lynch 1-3 Year U.S.
Corporate & Government Index                       $10,358

----------------------------------------------
Diamond Hill Short Term Fixed Income - Class A

       Total Return Since Inception (B)
                    -0.19%
----------------------------------------------

(A) The chart above represents the performance of Class A shares only, which will vary from the performance of Class I shares based on the difference in loads and fees paid by shareholders in the different classes. Class A and Class I shares commenced operations on June 28, 2002.

(B) The total return shown above is adjusted for maximum applicable sales charge of 2.75%.

Past performance is no guarantee of future results. The principal value and investment return of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

--------------------------------------------------------------------------------
Diamond Hill Funds Annual Report December 31, 2002                       Page 17

--------------------------------------------------------------------------------

DIAMOND HILL STRATEGIC INCOME FUND

--------------------------------------------------------------------------------
PERFORMANCE UPDATE
--------------------------------------------------------------------------------

RESULTS (CLASS A) SINCE INCEPTION*

                                                                           Since
                                                                         9/30/02
                                                                       Inception
--------------------------------------------------------------------------------
Diamond Hill Strategic Income Fund (DSIAX)                                 4.49%
--------------------------------------------------------------------------------
Merrill Lynch Domestic Master Index                                        1.59%
--------------------------------------------------------------------------------

* Returns shown are total returns. The Fund return excludes any sales charges but includes all other expenses. Standardized returns are disclosed on the following page.

--------------------------------------------------------------------------------
PORTFOLIO COMMENTARY
--------------------------------------------------------------------------------

[PHOTO OMITTED]

The Diamond Hill Strategic Income Fund was launched at the start of the fourth quarter of 2002. In its inaugural quarter, the Fund returned 4.49% for Class A Shares before sales charges, outperforming its benchmark, the Merrill Lynch Domestic Master Index, which returned 1.59% for the three-month period.

Our decision to create the Strategic Income Fund was based on our perceived need for a fixed income investment vehicle for investors who seek an overall yield greater than the current rate for money market funds and offers less exposure to risk. The Fund was designed for investors with goals that are in the intermediate-term range, within five years. Our objective with the Fund is to provide current income by investing in securities that produce income. The Fund can invest in corporate bonds, preferred and common stocks, real estate investment trusts, mortgage-backed securities, asset backed securities, and U.S. Government and agency securities.

The Strategic Income Fund shares the Diamond Hill "value driven" investment philosophy in seeking opportunities to invest in quality companies when prices are undervalued relative to their intrinsic value and the potential for gain represents a significant return for investors. Where the Diamond Hill equity funds look for stocks to appreciate to their intrinsic value, the Strategic Income Fund looks for opportunities to purchase high-yielding securities from quality issuers when the prices of these securities are at a significant discount.

The factors that hurt fourth quarter performance in our Short-Term Fixed Income Fund were positives for the Strategic Income Fund. With corporate spreads at all-time wide levels, our decision to invest in corporate bonds and preferred stocks from the start of the Fund served us well. As the fourth quarter progressed, bond market participants became increasingly confident that an economic recovery is around the corner and they bid up the prices of most corporate bonds. While yield spreads have narrowed quite a bit, we believe that they still represent an attractive investment opportunity for the economic landscape that we are presented with. We also did not invest in U.S Treasury obligations or mortgage backed securities in the Strategic Income Fund, as we felt that neither asset class would provide the income that we were looking for.

We look forward to building the Strategic Income Fund and providing a fixed income vehicle that seeks a higher yield for investors.

/s/ Kent
Kent K. Rinker
Portfolio Manager

--------------------------------------------------------------------------------
Page 18                       Diamond Hill Funds Annual Report December 31, 2002

--------------------------------------------------------------------------------
GROWTH OF $10,000
--------------------------------------------------------------------------------

Comparison of the Change in Value of a $10,000 Investment in the Diamond Hill Strategic Income - Class A(A) and the Lehman Brothers Aggregate Index

[GRAPHIC OMITTED]

                                             12/31/2002
                                             ----------
Diamond Hill Strategic Income Class A          $ 9,952
Lehman Brothers Aggregate Index                 10,159

--------------------------------------------
Diamond Hill Strategic Income Fund - Class A

     Total Return Since Inception(B)
                -0.49%
--------------------------------------------

(A) The chart above represents the performance of Class A shares only, which will vary from the performance of Class C shares based on the difference in loads and fees paid by shareholders in the different classes. Class A and Class C shares commenced operations on September 30, 2002.

(B) The total return shown above is adjusted for maximum applicable sales charge of 4.75%.

Past performance is no guarantee of future results. The principal value and investment return of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

--------------------------------------------------------------------------------
Diamond Hill Funds Annual Report December 31, 2002                       Page 19

                            DIAMOND HILL FOCUS FUND
                            Schedule of Investments
                               December 31, 2002

                                                          SHARES           VALUE
--------------------------------------------------------------------------------
COMMON STOCKS-- 87.2%
BANKING-- 4.3%
  U.S. Bancorp                                            28,000    $    594,160
--------------------------------------------------------------------------------

BROADCASTING & PUBLISHING-- 5.9%
  Belo (A.H.) Corp. - Class A                             38,000         810,160
--------------------------------------------------------------------------------

COMMERCIAL & CONSUMER SERVICES-- 11.3%
  CPI Corp.                                               30,700         444,843
  Danielson Holding Corp.*                                90,457         126,640
  Pittston Brink's Group                                  23,975         443,058
  Viad Corp.                                              24,000         536,399
--------------------------------------------------------------------------------
                                                                       1,550,940
--------------------------------------------------------------------------------

COMPUTER SOFTWARE & PROCESSING-- 3.1%
  Sungard Data Systems, Inc.*                             18,000         424,080
--------------------------------------------------------------------------------

CONSUMER NON-DURABLES-- 2.0%
  Fortune Brands, Inc.                                     5,900         274,409
--------------------------------------------------------------------------------

DIVERSIFIED MANUFACTURING-- 3.6%
  Trinity Industries, Inc.                                26,100         494,856
--------------------------------------------------------------------------------

ELECTRONIC EQUIPMENT - INSTRUMENTS-- 2.5%
  Maxwell Technologies, Inc.*                             56,350         340,918
--------------------------------------------------------------------------------

FINANCE - MTGE. LOAN/BANKER-- 2.4%
  Fannie Mae                                               5,200         334,516
--------------------------------------------------------------------------------

FINANCIAL SERVICES-- 5.7%
  Countrywide Financial Corp.                             10,000         516,500
  Wells Fargo & Co.                                        5,700         267,159
--------------------------------------------------------------------------------
                                                                         783,659
--------------------------------------------------------------------------------

HOME BUILDERS-- 3.0%
  Centex Corp.                                             8,300         416,660
--------------------------------------------------------------------------------

HOUSEHOLD APPLIANCES-- 4.2%
  Maytag Corp.                                            20,000         570,000
--------------------------------------------------------------------------------

INSURANCE-- 2.9%
  Allstate                                                10,700         395,793
--------------------------------------------------------------------------------

IT CONSULTING-- 3.7%
  Gartner, Inc.*                                          55,000         506,000
--------------------------------------------------------------------------------

LEISURE-RECREATION-- 3.4%
  Brunswick Corp.                                         23,450         465,717
--------------------------------------------------------------------------------

MANUFACTURING-- 3.7%
  The Black & Decker Corp.                                11,650         499,669
--------------------------------------------------------------------------------

MEDIA-- 3.3%
  ValueVision International, Inc. - Class A*              29,900         447,902
--------------------------------------------------------------------------------

MEDICAL - HMO-- 3.9%
  PacifiCare Health Systems, Inc.*                        18,800         528,280
--------------------------------------------------------------------------------

OIL & GAS - EXPLORATION-- 4.7%
  Cimarex Energy Co.*                                     35,900    $    642,610
--------------------------------------------------------------------------------

OIL & GAS - REFINING & Marketing-- 3.1%
  Valero Energy Corp.                                     11,300         417,422
--------------------------------------------------------------------------------

PHARMACEUTICALS-- 2.2%
  Merck & Co., Inc.                                        5,300         300,033
--------------------------------------------------------------------------------

RETAIL - GIFT/NOVELTY-- 2.8%
  American Greetings Corp. - Class A*                     24,600         388,680
--------------------------------------------------------------------------------

TELECOMMUNICATIONS-- 0.0%
  Cablevision Systems*                                       200           3,348
--------------------------------------------------------------------------------

TRAVEL SERVICES-- 5.5%
  ResortQuest International, Inc.*                       200,000         754,000
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS                                                 $ 11,943,812
--------------------------------------------------------------------------------

                                                       PAR VALUE           VALUE
U.S. TREASURY OBLIGATIONS-- 0.9%
U.S. Treasury Bill, 01/30/03                        $    125,000    $    124,885
--------------------------------------------------------------------------------

CASH EQUIVALENTS-- 5.6%
First American Prime Obligation                           82,481          82,481
First American Treasury                                  684,665         684,665
--------------------------------------------------------------------------------
TOTAL CASH EQUIVALENTS                                              $    767,146
--------------------------------------------------------------------------------

TOTAL INVESTMENT SECURITIES-- 93.7%
(Amortized Cost $13,524,560)                                        $ 12,835,843

SEGREGATED CASH WITH BROKERS - 24.7%                                $  3,374,502

SECURITIES SOLD SHORT - (23.1%)
(Proceeds $3,323,320)                                                (3,165,108)

OTHER ASSETS IN EXCESS OF LIABILITIES-- 4.7%                             640,362

--------------------------------------------------------------------------------
NET ASSETS-- 100.0%                                                 $ 13,685,599
--------------------------------------------------------------------------------

* Non-income producing security.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Page 20                       Diamond Hill Funds Annual Report December 31, 2002

                            DIAMOND HILL FOCUS FUND
                       Schedule of Securities Sold Short
                               December 31, 2002

                                                          SHARES           VALUE
--------------------------------------------------------------------------------

COMMON STOCKS-- 23.1%
AIRLINES-- 1.7%
  Southwest Airlines Co.                                  17,000    $    236,300
--------------------------------------------------------------------------------

APPAREL RETAILERS-- 1.9%
  The Gap, Inc.                                           17,000         263,840
--------------------------------------------------------------------------------

AUTOMOTIVE MANUFACTURES-- 1.9%
  Ford Motor Co.                                          28,000         260,400
--------------------------------------------------------------------------------

COMPUTER SYSTEMS-- 1.9%
  Dell Computer Corp.*                                     9,700         259,378
--------------------------------------------------------------------------------

CONSUMER PRODUCTS-- 3.7%
  Procter & Gamble Co.                                     3,000         257,820
  The Gillette Co.                                         8,000         242,880
--------------------------------------------------------------------------------
                                                                         500,700
--------------------------------------------------------------------------------

DEPARTMENT STORES-- 1.6%
  Kohl's Corp.*                                            4,000         223,800
--------------------------------------------------------------------------------

GENERAL MERCHANDISE-- 1.5%
  WalMart Stores, Inc.                                     4,000         202,040
--------------------------------------------------------------------------------

HOME CONSTRUCTION, FURNISHINGS & APPLIANCES-- 1 8%
  General Electric Co.                                    10,000         243,500
--------------------------------------------------------------------------------

MOTORCYCLE MANUFACTURES-- 1.0%
  HarleyDavidson, Inc.                                     3,000         138,600
--------------------------------------------------------------------------------

NETWORKING PRODUCTS-- 3.3%
  Cisco Systems*                                          19,000         248,900
  Juniper Networks, Inc.                                  30,000         204,000
--------------------------------------------------------------------------------
                                                                         452,900
--------------------------------------------------------------------------------

SEMICONDUCTORS-- 2.8%
  Intel Corp.                                             15,000         233,550
  National Semiconductor Corp.*                           10,000         150,100
--------------------------------------------------------------------------------
                                                                         383,650
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS SOLD SHORT
(Proceeds $3,323,320)                                               $  3,165,108
--------------------------------------------------------------------------------

* Non-income producing security.

See accompanying notes to financial statements.

                          DIAMOND HILL SMALL CAP FUND
                            Schedule of Investments
                               December 31, 2002

                                                          SHARES           VALUE
--------------------------------------------------------------------------------
COMMON STOCKS-- 90.4%
AEROSPACE/DEFENSE-- 0.9%
  SIFCO Industries, Inc.*                                 40,000    $    100,000
--------------------------------------------------------------------------------

AIRLINES-- 1.8%
  Mesaba Holdings, Inc.*                                  34,400         210,528
--------------------------------------------------------------------------------

APPLICATION SOFTWARE-- 1.3%
  BAM! Entertainment, Inc.*                              100,000          32,000
  Captaris, Inc.*                                         47,700         114,480
--------------------------------------------------------------------------------
                                                                         146,480
--------------------------------------------------------------------------------

BANKS-- 6.7%
  1st Source Corp.                                        12,000         200,999
  CCBT Financial Companies, Inc.                           6,000         154,080
  Pacific Union Bank*                                     11,219         129,131
  Quaker City Bancorp, Inc.                                8,750         288,137
--------------------------------------------------------------------------------
                                                                         772,347
--------------------------------------------------------------------------------

BROADCASTING & PUBLISHING-- 3.2%
  Belo Corp.                                              17,000         362,440
--------------------------------------------------------------------------------

COMMERCIAL & CONSUMER SERVICES-- 11.2%
  CPI Corp.                                               21,600         312,984
  Deluxe Corp.                                             2,100          88,410
  H&R Block, Inc.                                          3,900         156,780
  Information Resources, Inc.*                            40,200          64,320
  Pittston Brink's Group                                  18,000         332,640
  Viad Corp.                                              15,000         335,249
--------------------------------------------------------------------------------
                                                                       1,290,383
--------------------------------------------------------------------------------

COMMOD. CHEMICALS-- 1.7%
  American Pacific Corp.*                                 19,500         192,855
--------------------------------------------------------------------------------

CONSUMER ELECTRONICS-- 0.5%
  Recoton Corp.*                                          52,650          62,127
--------------------------------------------------------------------------------

DIVERSIFIED FINANCIAL SERVICES-- 3.1%
  Countrywide Financial Corp.                              6,850         353,803
--------------------------------------------------------------------------------

DIVERSIFIED MANUFACTURING-- 4.3%
  Lancaster Colony Corp.                                   3,100         121,148
  Trinity Industries, Inc.                                20,000         379,200
--------------------------------------------------------------------------------
                                                                         500,348
--------------------------------------------------------------------------------

ELECTRONIC EQUIPMENT - INSTRUMENTS-- 2.7%
  Cognex Corp.*                                            6,000         110,580
  Maxwell Technologies, Inc.*                             32,400         196,020
--------------------------------------------------------------------------------
                                                                         306,600
--------------------------------------------------------------------------------

FOOD-- 1.4%
  Del Monte Foods Co.*                                    20,400         157,080
--------------------------------------------------------------------------------

HEALTH CARE PROVIDERS - HMO-- 0.8%
  Danielson Holding Corp.*                                62,900          88,060
--------------------------------------------------------------------------------

HOME BUILDERS-- 2.7%
  Centex Corp.                                             6,100         306,220
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Diamond Hill Funds Annual Report December 31, 2002                       Page 21

                          DIAMOND HILL SMALL CAP FUND
                       Schedule of Investments (Continued)
                               December 31, 2002


                                                          SHARES           VALUE
--------------------------------------------------------------------------------

HOUSEHOLD APPLIANCES-- 5.4%
  Black & Decker Corp.                                     7,200         308,808
  Maytag Corp.                                            11,150         317,775
--------------------------------------------------------------------------------
                                                                         626,583
--------------------------------------------------------------------------------

INDUSTRIAL MACHINERY-- 1.9%
  Kaydon Corp.*                                           10,400         220,584
--------------------------------------------------------------------------------

INTERNET SERVICES-- 2.2%
  Interland, Inc.*                                       196,137         254,978
--------------------------------------------------------------------------------

IT CONSULTING-- 2.9%
  Gartner, Inc. - Class A*                                36,000         331,200
--------------------------------------------------------------------------------

LEISURE - RECREATION-- 2.2%
  Brunswick Corp.                                         12,750         253,215
--------------------------------------------------------------------------------

MEDICAL - HMO-- 2.8%
  PacifiCare Health Systems, Inc.*                        11,600         325,960
--------------------------------------------------------------------------------

MEDICAL SUPPLIES-- 1.6%
  Natus Medical, Inc.*                                    45,050         179,750
--------------------------------------------------------------------------------

MOVIES & ENTERTAINMENT-- 3.4%
  LodgeNet Entertainment Corp.*                           37,000         395,160
--------------------------------------------------------------------------------

NETWORKING EQUIPMENT-- 1.0%
  Adaptec, Inc.*                                          21,000         118,650
--------------------------------------------------------------------------------

OIL & GAS - REFINING-- 2.0%
  Valero Energy Corp.                                      6,350         234,569
--------------------------------------------------------------------------------

OIL AND GAS - EXPLORATION AND PRODUCTION-- 3.4%
  Cimarex Energy, Co.*                                    21,550         385,745
--------------------------------------------------------------------------------

RETAIL - APPAREL-- 1.7%
  Cato Corp.                                               8,800         189,992
--------------------------------------------------------------------------------

RETAIL - CATALOGUE & HOME SHOPPING-- 5.3%
  Summit America Television*                             123,500         329,745
  ValueVision Media, Inc. - Class A*                      19,000         284,620
--------------------------------------------------------------------------------
                                                                         614,365
--------------------------------------------------------------------------------
RETAIL - GENERAL MERCHANDISE-- 1.3%
  Value City Department Stores, Inc.*                     80,050         146,492
--------------------------------------------------------------------------------

RETAIL - GIFTWARE-- 1.5%
  American Greetings Corp. - Class A*                     10,800         170,640
--------------------------------------------------------------------------------

SATELLITE BROADCASTING-- 1.1%
  Pegasus Communications Corp.                           100,800         132,048
--------------------------------------------------------------------------------

TRAVEL SERVICES-- 2.4%
  ResortQuest International, Inc.*                        73,850         278,415
--------------------------------------------------------------------------------

TRUCK/TRANSPORTATION LEASING-- 2.8%
  The Greenbrier Companies, Inc.                          45,000         320,850
--------------------------------------------------------------------------------

TRUCKING-- 3.2%
  Old Dominion Freight Line, Inc.*                        13,100    $    371,385
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS                                                 $ 10,399,852
--------------------------------------------------------------------------------

CASH EQUIVALENTS-- 9.2%
First American Prime Obligation                          482,180         482,180
First American Treasury                                  574,959         574,959
--------------------------------------------------------------------------------
TOTAL CASH EQUIVALENTS                                              $  1,057,139
--------------------------------------------------------------------------------

                                                       PAR VALUE           VALUE
U.S. TREASURY OBLIGATIONS-- 3.5%
U.S. Treasury Bill, 01/30/03                        $    400,000    $    399,633
--------------------------------------------------------------------------------

TOTAL INVESTMENT SECURITIES-- 103.1%
(Amortized Cost $12,813,304)                                        $ 11,856,624

LIABILITIES IN EXCESS OF OTHER ASSETS-- (3.1%)                         (351,684)

--------------------------------------------------------------------------------
NET ASSETS-- 100.0%                                                 $ 11,504,940
--------------------------------------------------------------------------------

* Non-income producing security.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Page 22                       Diamond Hill Funds Annual Report December 31, 2002

                          DIAMOND HILL LARGE CAP FUND
                            Schedule of Investments
                               December 31, 2002

                                                          SHARES           VALUE
--------------------------------------------------------------------------------
COMMON STOCKS-- 89.6%
Appliances-- 2.9%
  Maytag Corp.                                             3,600    $    102,600
--------------------------------------------------------------------------------

BANKING-- 7.7%
  U.S. Bancorp                                             5,100         108,222
  Wells Fargo & Co.                                        2,100          98,427
  Westpac Banking Corp. - ADR                              1,800          69,462
--------------------------------------------------------------------------------
                                                                         276,111
--------------------------------------------------------------------------------

BUILDING MATERIALS-- 3.6%
  Masco Corp.                                              4,300          90,515
  Vulcan Materials Co.                                     1,000          37,500
--------------------------------------------------------------------------------
                                                                         128,015
--------------------------------------------------------------------------------

CAPITAL GOODS-- 5.5%
  Eaton Corp.                                              1,400         109,354
  Parker Hannifin Corp.                                    1,850          85,341
--------------------------------------------------------------------------------
                                                                         194,695
--------------------------------------------------------------------------------

COMMERCIAL SERVICES-- 2.5%
  Viad Corp.                                               4,000          89,400
--------------------------------------------------------------------------------

COMPUTER SOFTWARE & SERVICES-- 2.4%
  SunGard Data Systems, Inc.*                              3,600          84,816
--------------------------------------------------------------------------------

CONSUMER NON-DURABLES-- 4.4%
  Fortune Brands, Inc.                                     3,400         158,134
--------------------------------------------------------------------------------

COSMETICS & TOILETRIES-- 1.3%
  Kimberly-Clark Corp.*                                    1,000          47,470
--------------------------------------------------------------------------------

DIVERSIFIED MANUFACTURING-- 4.0%
  Pittston Brink's Group                                   3,800          70,224
  Trinity Industries, Inc.*                                3,800          72,048
--------------------------------------------------------------------------------
                                                                         142,272
--------------------------------------------------------------------------------

FINANCE-- 2.5%
  Federal National Mortgage Association                    1,400          90,062
--------------------------------------------------------------------------------

FINANCIAL SERVICES-- 3.4%
  Comerica, Inc.                                           1,100          47,564
  Countrywide Financial Corp.                              1,400          72,310
--------------------------------------------------------------------------------
                                                                         119,874
--------------------------------------------------------------------------------

FOOD-DIVERSIFIED-- 1.5%
  General Mills, Inc.                                      1,100          51,645
--------------------------------------------------------------------------------

FOREST PRODUCTS-- 2.6%
  Weyerhaeuser Co.                                         1,900          93,499
--------------------------------------------------------------------------------

INDUSTRY NOT SPECIFIED-- 2.3%
  Leggett & Platt, Inc.                                    3,650          81,906
--------------------------------------------------------------------------------

INSURANCE-- 3.8%
  Allstate Corp.                                           3,700         136,863
--------------------------------------------------------------------------------

INSURANCE (LIFE)-- 0.9%
  UnumProvident Corp.                                      1,800    $     31,572
--------------------------------------------------------------------------------

LEISURE-RECREATION-- 2.6%
  Brunswick Corp.                                          4,650          92,349
--------------------------------------------------------------------------------

MANUFACTURING-- 2.8%
  Black & Decker Corp.                                     2,310          99,076
--------------------------------------------------------------------------------

MATERIALS & SERVICES-- 4.4%
  Ecolab, Inc.                                             1,800          89,100
  Pall Corp.                                               4,150          69,222
--------------------------------------------------------------------------------
                                                                         158,322
--------------------------------------------------------------------------------

MEDICAL SERVICES-- 1.8%
  Manor Care, Inc.                                         3,500          65,135
--------------------------------------------------------------------------------

MULTIMEDIA-- 2.8%
  Belo (A.H.) Corp. - Class A                              4,600          98,072
--------------------------------------------------------------------------------

OIL/GAS (DOMESTIC)-- 3.1%
  Anadarko Petroleum Corp.                                 2,300         110,170
--------------------------------------------------------------------------------

OIL/GAS (INTERNATIONAL)-- 2.6%
  Devon Energy Corp.                                       2,000          91,800
--------------------------------------------------------------------------------

PETROLEUM-- 2.6%
  ConocoPhillips                                           1,500          72,585
  Valero Energy Corp.                                        500          18,470
--------------------------------------------------------------------------------
                                                                          91,055
--------------------------------------------------------------------------------

PHARMACEUTICALS-- 2.7%
  Merck & Co., Inc.                                        1,700          96,237
--------------------------------------------------------------------------------

RESIDENTIAL BUILDER-- 2.2%
  Centex Corp.                                             1,550          77,810
--------------------------------------------------------------------------------

RETAIL - GIFT/NOVELTY-- 2.7%
  American Greetings Corp. - Class A*                      6,000          94,800
--------------------------------------------------------------------------------

RETAIL - GROCERY STORES-- 1.2%
  Kroger Co.*                                              2,700          41,715
--------------------------------------------------------------------------------

TRANSPORTATION-- 2.2%
  Norfolk Southern Corp.                                   4,000          79,960
--------------------------------------------------------------------------------

UTILITIES-- 3.1%
  Dominion Resources, Inc.                                 2,000         109,800
--------------------------------------------------------------------------------

WASTE DISPOSAL-- 1.5%
  Waste Management, Inc.                                   2,300          52,716
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS                                                 $  3,187,951
--------------------------------------------------------------------------------

CASH EQUIVALENTS-- 8.0%
First American Prime Obligation                          105,902         105,902
First American Treasury                                  178,259         178,258
--------------------------------------------------------------------------------
TOTAL CASH EQUIVALENTS                                              $    284,160
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Diamond Hill Funds Annual Report December 31, 2002                       Page 23

                          DIAMOND HILL LARGE CAP FUND
                       Schedule of Investments (Continued)
                               December 31, 2002

                                                       PAR VALUE           VALUE
--------------------------------------------------------------------------------

U.S. TREASURY OBLIGATIONS-- 3.5%
U.S. Treasury Bill, .00%, 1/30/03                   $    125,000    $    124,885
--------------------------------------------------------------------------------

CORPORATE NOTES-- 1.3%
Lucent Technologies, 7.25%, 7/15/06                       84,000          47,670
--------------------------------------------------------------------------------

TOTAL INVESTMENT SECURITIES-- 102.4%
(Amortized Cost $3,640,601)                                         $  3,644,666

LIABILITIES IN EXCESS OF OTHER ASSETS-- (2.4%)                          (84,914)

--------------------------------------------------------------------------------
NET ASSETS-- 100.0%                                                 $  3,559,752
--------------------------------------------------------------------------------

* Non-income producing security.

See accompanying notes to financial statements.

                       DIAMOND HILL BANK & FINANCIAL FUND
                            Schedule of Investments
                               December 31, 2002

                                                          SHARES           VALUE
--------------------------------------------------------------------------------

COMMON STOCKS-- 91.2%
BANKING-- 21.2%
  Bank of America Corp.                                    3,900    $    271,323
  Citigroup, Inc.                                          9,300         327,267
  Comerica, Inc.                                           8,000         345,920
  FleetBoston Financial Corp.                              8,800         213,840
  Mellon Financial Corp.                                   8,300         216,713
  U.S. Bancorp                                            26,200         555,964
  Wells Fargo Co.                                          7,400         346,838
--------------------------------------------------------------------------------
                                                                       2,277,865
--------------------------------------------------------------------------------

COMMERCIAL BANKS-- 1.8%
  Westpac Banking Corp. - ADR                              5,000         192,950
--------------------------------------------------------------------------------

FINANCIAL SERVICES-- 18.6%
  Countrywide Financial Corp.                             10,900         562,985
  Federal Home Loan Mortgage Corp.                         8,000         472,400
  Federal National Mortgage Association                    8,000         514,640
  Merrill Lynch & Co., Inc.                                4,300         163,185
  PNC Financial Services Group                             7,000         293,300
--------------------------------------------------------------------------------
                                                                       2,006,510
--------------------------------------------------------------------------------

INSURANCE-- 6.1%
  Allstate Corp.                                          14,000         517,860
  UnumProvident Corp.                                      7,700         135,058
--------------------------------------------------------------------------------
                                                                         652,918
--------------------------------------------------------------------------------

NATIONAL COMMERCIAL BANKS-- 11.3%
  CCBT Financial Companies, Inc.                          19,200         493,056
  First National Lincoln Corp.                             5,400         169,992
  Greater Bay Bancorp                                     10,000         172,900
  KeyCorp                                                 15,000         377,100
--------------------------------------------------------------------------------
                                                                       1,213,048
--------------------------------------------------------------------------------

SAVINGS INSTITUTION, FEDERALLY CHARTERED-- 8.4%
  Charter One Financial, Inc.                             13,675         392,883
  Commercial Capital Bancorp, Inc.                         3,000          26,610
  Quaker City Bancorp, Inc.*                              14,702         484,137
--------------------------------------------------------------------------------
                                                                         903,630
--------------------------------------------------------------------------------

STATE COMMERCIAL BANKS-- 21.6%
  1st Source Corp.                                         7,223         120,985
  Business Bancorp                                         4,822          79,804
  Capital Corp. of the West*                              15,000         353,250
  Columbia Bancorp                                         6,400          95,802
  Corus Bankshares, Inc.                                   6,000         261,960
  First Essex Bancorp, Inc.                                9,000         300,600
  First State Bancorp                                     10,600         262,880
  Independent Bank Corp.                                   7,150         216,359
  Pacific Capital Bancorp                                  9,799         249,385
  Pacific Union Bank*                                     34,528         397,417
--------------------------------------------------------------------------------
                                                                       2,338,442
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Page 24                       Diamond Hill Funds Annual Report December 31, 2002

                       DIAMOND HILL BANK & FINANCIAL FUND
                       Schedule of Investments (Continued)
                               December 31, 2002

                                                          SHARES           VALUE
--------------------------------------------------------------------------------

SVGS INSTITUTIONS, NOT FEDERALLY CHARTERED-- 2.2%
  ITLA Capital Corp.*                                      7,275    $    241,748
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS                                                 $  9,827,111
--------------------------------------------------------------------------------

CASH EQUIVALENTS-- 6.1%
First American Prime Obligation                          116,466         116,466
First American Treasury                                  539,541         539,541
--------------------------------------------------------------------------------
TOTAL CASH EQUIVALENTS                                              $    656,007
--------------------------------------------------------------------------------

                                                       PAR VALUE           VALUE
U.S. TREASURY OBLIGATIONS-- 5.6%
U.S. Treasury Bill, .00%, 1/30/03                   $    600,000    $    599,449
--------------------------------------------------------------------------------

TOTAL INVESTMENT SECURITIES-- 102.9%
(Amortized Cost $9,997,241)                                         $ 11,082,567

LIABILITIES IN EXCESS OF OTHER ASSETS-- (2.9%)                         (312,943)

--------------------------------------------------------------------------------
NET ASSETS-- 100.0%                                                 $ 10,769,624
--------------------------------------------------------------------------------

* Non-income producing security.

ADR - American Depository Receipt.

See accompanying notes to financial statements.

                   DIAMOND HILL SHORT TERM FIXED INCOME FUND
                            Schedule of Investments
                               December 31, 2002

                                                       PAR VALUE           VALUE
--------------------------------------------------------------------------------
CORPORATE BONDS-- 43.5%
CONSUMER, CYCLICAL-- 3.4%
  Clear Channel Communications,
  7.88%, 6/15/05                                       $  25,000    $     27,370
  Fortune Brands, Inc., 8.50%, 10/1/03                    50,000          52,258
  Time Warner, Inc., 7.75%, 6/15/05                       25,000          26,438
--------------------------------------------------------------------------------
                                                                         106,066
--------------------------------------------------------------------------------

CONSUMER, NON-CYCLICAL-- 6.6%
  Carnival Corp., 6.15%, 10/1/03                          75,000          76,692
  Carnival Corp., 7.05%, 5/15/05                          50,000          53,942
  Marroitt International, 6.75%, 12/15/03                 50,000          51,119
  RJ Reynolds Tobacco Holding,
    7.63%, 9/15/03                                        25,000          25,626
--------------------------------------------------------------------------------
                                                                         207,379
--------------------------------------------------------------------------------

FINANCE-- 8.1%
  Ford Motor Credit Co., 6.00%, 1/14/03                   50,000          50,013
  General Motors Acceptance Corp.,
    4.75%, 11/15/03                                       25,000          25,208
  General Motors Acceptance Corp.,
    7.50%, 7/15/05                                        48,000          50,548
  Household Finance Corp.,
    6.88%, 3/1/03                                         25,000          25,183
  PNC Funding Corp., 6.88%, 3/1/03                        50,000          50,413
  PNC Funding Corp., 6.13%, 9/1/03                        50,000          51,302
--------------------------------------------------------------------------------
                                                                         252,667
--------------------------------------------------------------------------------

INDUSTRIAL-- 6.8%
  Crane Co., 8.50%, 3/15/04                              100,000         107,621
  Waste Management, Inc., 6.38%, 12/1/03                  50,000          50,955
  Waste Management, Inc., 7.00%, 5/15/05                  52,000          54,703
--------------------------------------------------------------------------------
                                                                         213,279
--------------------------------------------------------------------------------

TECHNOLOGY-- 6.3%
  Motorola, Inc., 6.45%, 2/1/03                           50,000          50,066
  Oracle Corp., 6.72%, 2/15/04                            20,000          20,912
  Sprint Capital Corp., 5.70%, 11/15/03                   50,000          49,750
  Sun Microsystems, Inc., 7.35%, 8/15/04                  50,000          51,902
  Tyco International Group, 4.95%, 8/1/03                 25,000          24,625
--------------------------------------------------------------------------------
                                                                         197,255
--------------------------------------------------------------------------------

UTILITIES-- 12.3%
  Duke Capital Corp., 7.25%, 10/1/04                      54,000          55,166
  Firstenergy Corp., 7.38%, 6/1/03                        50,000          50,625
  Florida Power Corp., 6.00%, 7/1/03                      40,000          40,765
  GTE California, Inc., 6.75%, 3/15/04                    50,000          52,613
  GTE Hawaiian Telephone,
    6.75%, 2/15/05                                        40,000          43,051
  New England Telephone,
    4.63%, 7/1/05                                         20,000          20,062

--------------------------------------------------------------------------------
Diamond Hill Funds Annual Report December 31, 2002                       Page 25

                   DIAMOND HILL SHORT TERM FIXED INCOME FUND
                       Schedule of Investments (Continued)
                               December 31, 2002

                                                       PAR VALUE           VALUE
--------------------------------------------------------------------------------

UTILITIES -- 12.3% CONTINUED
  Oneok, Inc., 7.75%, 8/15/06                             50,000          55,191
  Penn Power Co., 6.63%, 1/1/04                           45,000          46,267
  TXU Electric Co., 6.75%, 3/1/03                         18,000          18,107
--------------------------------------------------------------------------------
                                                                         381,847
--------------------------------------------------------------------------------
TOTAL CORPORATE BONDS                                               $  1,358,493

MORTGAGE-BACKED SECURITIES-- 49.8%
  FFCB, 4.00%, 3/6/07                                     50,000          50,129
  FHLMC, 4.00%, 11/15/05                                  20,000          20,160
  FHLMC, 5.00%, 10/15/06                                  30,000          30,312
  FHLMC, 5.50%, 5/15/08                                  190,098         194,436
  FHLMC, 5.00%, 6/15/08                                   20,000          20,286
  FHLMC, 6.00%, 2/15/09                                  212,917         223,715
  FHLMC, 6.00%, 7/15/11                                  500,000         515,817
  FNMA, 5.47%, 10/4/07                                    25,000          25,261
  FNMA, 6.50%, 11/1/10                                   159,154         168,940
  GNMA, 6.50%, 10/15/08                                  290,668         309,931
--------------------------------------------------------------------------------
TOTAL MORTGAGE-BACKED SECURITIES                                    $  1,558,987
--------------------------------------------------------------------------------

U.S. GOVERNMENT AGENCY OBLIGATIONS-- 1.6%
  FHLMC, 3.25%, 12/27/05                                  25,000          25,162
  FNMA, 3.75%, 12/3/04                                    25,000          25,601
--------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS                            $     50,763
--------------------------------------------------------------------------------

CASH EQUIVALENTS-- 4.3%
First American Treasury                                  133,084    $    133,084

--------------------------------------------------------------------------------
TOTAL INVESTMENT SECURITIES-- 99.2%
(Amortized Cost $3,078,251)                                         $  3,101,327

OTHER ASSETS IN EXCESS OF LIABILITIES-- 0.8%                              24,769

--------------------------------------------------------------------------------
NET ASSETS-- 100.0%                                                 $  3,126,096
--------------------------------------------------------------------------------

See accompanying notes to financial statements.

                       DIAMOND HILL STRATEGIC INCOME FUND
                            Schedule of Investments
                               December 31, 2002

                                                          SHARES           VALUE
--------------------------------------------------------------------------------
COMMON STOCKS-- 10.2%
ENERGY-- 2.4%
  Enerplus Resources Fund                                  3,000    $     53,250
--------------------------------------------------------------------------------

FINANCIAL SERVICES-- 2.4%
  American Capital Strategies, Ltd.                        1,500          32,385
  Salomon Smith Barney Holdings, Inc.- ELKS                2,000          20,600
--------------------------------------------------------------------------------
                                                                          52,985
--------------------------------------------------------------------------------

REAL ESTATE INVESTMENT TRUST-- 5.4%
  Heritage Property Investment Trust                       1,500          37,455
  Lexington Corporate Properties Trust 2,000              31,800
  Plum Creek Timber Co.                                    2,000          47,200
--------------------------------------------------------------------------------
                                                                         116,455
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS                                                 $    222,690
--------------------------------------------------------------------------------

PREFERRED STOCK-- 33.5%
  Alexandria Real Estate - REIT                            2,000          52,240
  Bergen Capital Trust I                                   3,000          68,700
  Boykin Lodging Co. - REIT                                2,000          50,800
  Corporate Backed Trust Certificates                      2,000          48,020
  Corts-TR IV Safeco Cap I                                 2,000          50,800
  Developers Divers Realty - REIT                          2,000          51,600
  Home Properties NY, Inc.- REIT                             500          13,200
  Household International, Inc.                            2,000          49,120
  HRPT Properties Trust - REIT                             2,000          51,080
  Huntington Preferred Capital, Inc. - REIT                2,400          61,896
  Partnerre Capital Trust I -                              2,000          51,460
  PS Business Parks, Inc. - REIT                           2,000          53,300
  Sovran Self Storage, Inc. - REIT                         2,000          52,000
  U.S. Cellular                                            2,000          52,000
  Zions Capital Trust B - REIT                             1,000          26,190
--------------------------------------------------------------------------------
TOTAL PREFERRED STOCK                                               $    732,406
--------------------------------------------------------------------------------

REGISTERED INVESTMENT COMPANIES-- 5.7%
  Conseco Strategic Income Fund                            2,500          20,350
  Corporate High Yield Fund                                3,000          20,820
  Corporate High Yield Fund II                             3,000          18,750
  Debt Strategies Fund, Inc.                               4,000          22,400
  Global Partners Income Fund                              2,000          22,120
  Salomon Brothers High Income Fund II                     2,000          19,980
--------------------------------------------------------------------------------
TOTAL REGISTERED INVESTMENT COMPANIES                               $    124,420
--------------------------------------------------------------------------------

                                                       PAR VALUE           VALUE
CORPORATE BONDS-- 44.8%
CONSUMER, CYCLICAL-- 7.3%
  Clear Channel Communications,
    6.63%, 6/15/08                                     $  25,000    $     27,295
  Cox Communications, Inc.,
    7.50%, 8/15/04                                        25,000          26,563
  Time Warner, Inc., 7.75%, 6/15/05                       50,000          52,874
  USA Interactive, 6.75%, 11/15/05                        50,000          52,361
--------------------------------------------------------------------------------
                                                                         159,093
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Page 26                       Diamond Hill Funds Annual Report December 31, 2002

                       DIAMOND HILL STRATEGIC INCOME FUND
                       Schedule of Investments (Continued)
                               December 31, 2002

                                                       PAR VALUE           VALUE
--------------------------------------------------------------------------------

FINANCE-- 1.2%
  Ford Motor Credit Co.,
    5.75%, 2/23/04                                     $  25,000    $     25,394
--------------------------------------------------------------------------------

MANUFACTURING-- 4.8%
  Lear Corp., 8.11%, 5/15/09                              25,000          26,438
  Mattell, Inc., 7.48%, 4/22/09                           25,000          25,205
  Tyco International Group SA,
    5.88%, 11/1/04                                        55,000          53,350
--------------------------------------------------------------------------------
                                                                         104,993
--------------------------------------------------------------------------------

RETAIL-- 7.8%
  Gap, Inc., 6.90%, 9/15/07                               50,000          48,750
  Penney (J.C.) Co., Inc., 7.40%, 4/1/37                  50,000          50,500
  Sears Roebuck & Co., 9.38%, 11/1/11                     20,000          21,283
  Toys R Us, 6.88%, 8/1/06                                50,000          49,858
--------------------------------------------------------------------------------
                                                                         170,391
--------------------------------------------------------------------------------

TECHNOLOGY-- 8.9%
  Ametek, Inc., 7.20%, 7/15/08                            40,000          41,474
  AT&T Wireless Services, Inc.,
    7.50%, 5/1/07                                         50,000          51,500
  Sun Microsystems, Inc., 7.35%, 8/15/04                  50,000          51,903
  Unisys Corp., 7.25%, 1/15/05                            50,000          50,500
--------------------------------------------------------------------------------
                                                                         195,377
--------------------------------------------------------------------------------

UTILITIES-- 14.8%
  American Electric Power, 6.13%, 5/15/06                 50,000          49,240
  Duke Capital Corp., 7.50%, 10/1/09                      50,000          50,832
  International Telephone, 7.50%, 7/1/11                  40,000          40,082
  Pinnacle West Capital Corp.,
    6.40%, 4/1/06                                         35,000          35,634
  PSEG Energy Holdings, 9.13%, 2/10/04                    50,000          49,500
  Teco Energy, Inc., 6.13%, 5/1/07                        60,000          52,200
  TXU Corp., 6.38%, 6/15/06                               50,000          45,750
--------------------------------------------------------------------------------
                                                                         323,238
--------------------------------------------------------------------------------
TOTAL CORPORATE BONDS                                               $    978,486
--------------------------------------------------------------------------------

                                                          SHARES           VALUE
CASH EQUIVALENTS-- 7.5%
First American Prime Obligation                           55,153    $     55,153
First American Treasury                                  108,730         108,730
--------------------------------------------------------------------------------
TOTAL CASH EQUIVALENTS                                              $    163,883
--------------------------------------------------------------------------------

TOTAL INVESTMENTS SECURITIES-- 101.7%
(Amortized Cost $2,175,531)                                         $  2,221,885

LIABILITIES IN EXCESS OF OTHER ASSETS-- (1.7%)                          (36,069)

--------------------------------------------------------------------------------
NET ASSETS-- 100.0%                                                 $  2,185,816
--------------------------------------------------------------------------------

REIT - Real Estate Investment Trust.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Diamond Hill Funds Annual Report December 31, 2002                       Page 27

                               DIAMOND HILL FUNDS
                      Statements of Assets and Liabilities
                               December 31, 2002

                                                                   FOCUS        SMALL CAP        LARGE CAP
                                                                    FUND             FUND             FUND
----------------------------------------------------------------------------------------------------------
ASSETS
Investment Securities:
       At amortized cost                                    $ 13,524,560     $ 12,813,304     $  3,640,601
                                                            ----------------------------------------------
       At market value                                      $ 12,835,843     $ 11,856,624     $  3,644,666
Deposits with brokers for securities sold short                3,374,502               --               --
Cash                                                                  --               --               --
Receivable for securities sold                                   972,117           57,956           40,371
Receivable for fund shares issued                                      7              829               --
Receivable from dividends and interest                            28,026            5,320            6,784
                                                            ----------------------------------------------
TOTAL ASSETS                                                  17,210,495       11,920,729        3,691,821
                                                            ----------------------------------------------
LIABILITIES
Securities sold short, at value (proceeds $3,323,320)          3,165,108               --               --
Dividends payable                                                     --               --            1,169
Payable for securities purchased                                 271,930          372,252          121,525
Payable for dividends on securities sold short                    15,429               --               --
Payable for fund shares redeemed                                  29,614            3,776               --
Payable to investment adviser                                     20,009           15,325            4,062
Accrued distribution and service fees                             12,801           15,816            2,702
Other accrued expenses and liabilities                            10,005            8,620            2,611
                                                            ----------------------------------------------
TOTAL LIABILITIES                                              3,524,896          415,789          132,069
                                                            ----------------------------------------------
NET ASSETS                                                  $ 13,685,599     $ 11,504,940     $  3,559,752
                                                            ==============================================

COMPONENTS OF NET ASSETS
Paid-in capital                                             $ 14,668,679     $ 12,362,821     $  4,011,879
Accumulated net realized gains (losses) from
     investment transactions                                    (452,575)          98,799         (456,192)
Unrealized appreciation (depreciation) on investments           (530,505)        (956,680)           4,065
                                                            ----------------------------------------------
NET ASSETS                                                  $ 13,685,599     $ 11,504,940     $  3,559,752
                                                            ==============================================

PRICING OF CLASS A SHARES
Net assets attributable to Class A shares                   $ 11,518,265     $  6,603,331     $  3,300,153
                                                            ==============================================
Shares of beneficial interest outstanding
   (unlimited number of shares authorized, no par value)       1,204,771          586,614          419,469
                                                            ==============================================
Net asset value and redemption price per share              $       9.56     $      11.26     $       7.87
                                                            ==============================================
Maximum offering price per share                            $      10.14     $      11.95     $       8.35
                                                            ==============================================

PRICING OF CLASS C SHARES
Net assets attributable to Class C shares                   $  2,167,334     $  4,901,609     $    259,599
                                                            ==============================================
Shares of beneficial interest outstanding
   (unlimited number of shares authorized, no par value)         230,187          441,900           33,235
                                                            ==============================================
Net asset value and redemption price per share(A)           $       9.42     $      11.09     $       7.81
                                                            ==============================================
Maximum offering price per share                            $       9.42     $      11.09     $       7.81
                                                            ==============================================

PRICING OF CLASS I SHARES
Net assets attributable to Class I shares                   $         --     $         --     $         --
                                                            ==============================================
Shares of beneficial interest outstanding
   (unlimited number of shares authorized, no par value)              --               --               --
                                                            ==============================================
Net asset value and redemption price per share              $         --     $         --     $         --
                                                            ==============================================
Maximum offering price per share                            $         --     $         --     $         --
                                                            ==============================================

                                                              SHORT TERM
                                                                  BANK &            FIXED        STRATEGIC
                                                               FINANCIAL           INCOME           INCOME
                                                                    FUND             FUND             FUND
----------------------------------------------------------------------------------------------------------
ASSETS
Investment Securities:
       At amortized cost                                    $  9,997,241     $  3,078,251     $  2,175,531
                                                            ----------------------------------------------
       At market value                                      $ 11,082,567     $  3,101,327     $  2,221,885
Deposits with brokers for securities sold short                       --               --               --
Cash                                                                  --              334               --
Receivable for securities sold                                        --               --               --
Receivable for fund shares issued                                     --               --               --
Receivable from dividends and interest                            17,383           33,142           24,134
                                                            ----------------------------------------------
TOTAL ASSETS                                                  11,099,950        3,134,803        2,246,019
                                                            ----------------------------------------------
LIABILITIES
Securities sold short, at value (proceeds $3,323,320)                 --               --               --
Dividends payable                                                  2,895              174            3,851
Payable for securities purchased                                 274,407               --           52,620
Payable for dividends on securities sold short                        --               --               --
Payable for fund shares redeemed                                  16,984            4,050               --
Payable to investment adviser                                     18,416            1,573            1,381
Accrued distribution and service fees                              9,337              550              923
Other accrued expenses and liabilities                             8,287            2,360            1,428
                                                            ----------------------------------------------
TOTAL LIABILITIES                                                330,326            8,707           60,203
                                                            ----------------------------------------------
NET ASSETS                                                  $ 10,769,624     $  3,126,096     $  2,185,816
                                                            ==============================================

COMPONENTS OF NET ASSETS
Paid-in capital                                             $  9,639,812     $  3,108,663     $  2,136,990
Accumulated net realized gains (losses) from
     investment transactions                                      44,486           (5,643)           2,472
Unrealized appreciation (depreciation) on investments          1,085,326           23,076           46,354
                                                            ----------------------------------------------
NET ASSETS                                                  $ 10,769,624     $  3,126,096     $  2,185,816
                                                            ==============================================

PRICING OF CLASS A SHARES
Net assets attributable to Class A shares                   $  9,983,096     $    718,774     $  2,092,306
                                                            ==============================================
Shares of beneficial interest outstanding
   (unlimited number of shares authorized, no par value)         732,406           71,328          203,474
                                                            ==============================================
Net asset value and redemption price per share              $      13.63     $      10.08     $      10.28
                                                            ==============================================
Maximum offering price per share                            $      14.46     $      10.37     $      10.79
                                                            ==============================================

PRICING OF CLASS C SHARES
Net assets attributable to Class C shares                   $    786,528     $         --     $     93,510
                                                            ==============================================
Shares of beneficial interest outstanding
   (unlimited number of shares authorized, no par value)          59,076               --            9,092
                                                            ==============================================
Net asset value and redemption price per share(A)           $      13.31     $         --     $      10.28
                                                            ==============================================
Maximum offering price per share                            $      13.31     $         --     $      10.28
                                                            ==============================================

PRICING OF CLASS I SHARES
Net assets attributable to Class I shares                   $         --     $  2,407,322     $         --
                                                            ==============================================
Shares of beneficial interest outstanding
   (unlimited number of shares authorized, no par value)              --          238,858               --
                                                            ==============================================
Net asset value and redemption price per share              $         --     $      10.08     $         --
                                                            ==============================================
Maximum offering price per share                            $         --     $      10.08     $         --
                                                            ==============================================

(A) Redemption price per shares varies based upon holding period.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Page 28                       Diamond Hill Funds Annual Report December 31, 2002

                               DIAMOND HILL FUNDS
                            Statements of Operations
                    For the year ended December 31, 2002(A)

                                                                  FOCUS       SMALL CAP       LARGE CAP
                                                                   FUND            FUND            FUND
-------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
Dividends                                                   $   138,906     $    61,709     $    47,685
Interest                                                         29,415          23,441          12,558
                                                            -------------------------------------------
TOTAL INVESTMENT INCOME                                         168,321          85,150          60,243
                                                            -------------------------------------------
EXPENSES:
Investment advisory fees                                        114,085          83,454          20,855
Administration fees                                              57,043          46,942          13,407
Distribution fees - Class A                                      25,971          16,391           6,818
Distribution and service fees - Class C                          22,878          38,748           2,518
Dividend expense on securities sold short                        15,429              --              --
Trustees fees                                                     3,351           3,351           3,351
                                                            -------------------------------------------
TOTAL EXPENSES                                                  238,757         188,886          46,949
Trustees fees reimbursed by investment adviser                   (3,351)         (3,351)         (3,351)
                                                            -------------------------------------------
NET EXPENSES                                                    235,406         185,535          43,598
                                                            -------------------------------------------

NET INVESTMENT INCOME (LOSS)                                    (67,085)       (100,385)         16,645
                                                            -------------------------------------------

REALIZED AND UNREALIZED GAINS (LOSSES)
  ON INVESTMENTS:
Net realized gains (losses) from investment transactions       (275,469)        175,149        (456,153)
Net change in unrealized appreciation/depreciation
     on investments                                          (1,022,294)     (1,550,380)       (173,717)
                                                            -------------------------------------------
NET REALIZED AND UNREALIZED GAINS (LOSSES)
     ON INVESTMENTS                                          (1,297,763)     (1,375,231)       (629,870)
                                                            -------------------------------------------

NET CHANGE IN NET ASSETS FROM OPERATIONS                    $(1,364,848)    $(1,475,616)    $  (613,225)
                                                            ===========================================

                                                                             SHORT TERM
                                                                 BANK &           FIXED       STRATEGIC
                                                              FINANCIAL          INCOME          INCOME
                                                                   FUND            FUND            FUND
-------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
Dividends                                                   $   235,263     $        --     $    16,742
Interest                                                         31,132          62,977          13,014
                                                            -------------------------------------------
TOTAL INVESTMENT INCOME                                         266,395          62,977          29,756
                                                            -------------------------------------------
EXPENSES:
Investment advisory fees                                        140,174           4,136           1,785
Administration fees                                              63,078           6,205           1,607
Distribution fees - Class A                                      34,415           1,014             883
Distribution and service fees - Class C                           2,512              --              40
Dividend expense on securities sold short                            --              --              --
Trustees fees                                                     3,351           1,098             498
                                                            -------------------------------------------
TOTAL EXPENSES                                                  243,530          12,453           4,813
Trustees fees reimbursed by investment adviser                   (3,351)         (1,098)           (498)
                                                            -------------------------------------------
NET EXPENSES                                                    240,179          11,355           4,315
                                                            -------------------------------------------

NET INVESTMENT INCOME (LOSS)                                     26,216          51,622          25,441
                                                            -------------------------------------------

REALIZED AND UNREALIZED GAINS (LOSSES)
  ON INVESTMENTS:
Net realized gains (losses) from investment transactions      1,957,344          (5,643)          5,410
Net change in unrealized appreciation/depreciation
     on investments                                          (1,010,095)         23,076          46,354
                                                            -------------------------------------------
NET REALIZED AND UNREALIZED GAINS (LOSSES)
     ON INVESTMENTS                                             947,249          17,433          51,764
                                                            -------------------------------------------

NET CHANGE IN NET ASSETS FROM OPERATIONS                    $   973,465     $    69,055     $    77,205
                                                            ===========================================

(A) Except for the Short Term Fixed Income Fund which represents the period from commencement of operations (June 28, 2002) for Class A and Class I shares through December 31, 2002 and the Strategic Income Fund which represents the period from commencement of operations (September 30, 2002) through December 31, 2002 for Class A and Class C shares.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Diamond Hill Funds Annual Report December 31, 2002                       Page 29

                               DIAMOND HILL FUNDS
                      Statements of Changes in Net Assets

                                                                                        FOCUS FUND
                                                                     ----------------------------------------------
                                                                     FOR THE YEAR   FOR THE PERIOD   FOR THE PERIOD
                                                                            ENDED            ENDED            ENDED
                                                                     DECEMBER 31,     DECEMBER 31,     FEBRUARY 28,
                                                                             2002          2001(A)          2001(B)
                                                                     ----------------------------------------------
FROM OPERATIONS
Net investment loss                                                  $    (67,085)    $    (57,178)    $     (1,892)
Net realized gains (losses) from investment transactions                 (275,469)        (175,508)         188,544
Net change in unrealized appreciation/depreciation on investments      (1,022,294)        (553,992)       1,045,781
                                                                     ----------------------------------------------
NET CHANGE IN NET ASSETS FROM OPERATIONS                               (1,364,848)        (786,678)       1,232,433
                                                                     ----------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
From net investment income - Class A                                           --               --           (2,467)
From net realized gains on investments - Class A                               --         (149,511)              --
From net realized gains on investments - Class C                               --          (34,952)              --
                                                                     ----------------------------------------------
DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS                      --         (184,463)          (2,467)
                                                                     ----------------------------------------------

FROM CAPITAL TRANSACTIONS
CLASS A
Proceeds from shares sold                                               6,873,928        7,101,766       12,826,547
Reinvested distributions                                                       --          141,035            2,467
Payments for shares redeemed                                           (5,232,106)      (5,803,312)      (3,712,476)
                                                                     ----------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS FROM CLASS A
  SHARE TRANSACTIONS                                                    1,641,822        1,439,489        9,116,538
                                                                     ----------------------------------------------

CLASS C
Proceeds from shares sold                                                 749,996        2,108,497          355,099
Reinvested distributions                                                       --           32,835               --
Payments for shares redeemed                                             (527,124)        (125,530)              --
                                                                     ----------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS FROM CLASS C
 SHARE TRANSACTIONS                                                       222,872        2,015,802          355,099
                                                                     ----------------------------------------------

TOTAL INCREASE IN NET ASSETS                                              499,846        2,484,150       10,701,603

NET ASSETS
Beginning of period                                                    13,185,753       10,701,603               --
                                                                     ----------------------------------------------
End of period                                                        $ 13,685,599     $ 13,185,753     $ 10,701,603
                                                                     ==============================================

(A) Effective after the close of business on February 28, 2001, the Fund changed its fiscal year end to December 31.

(B) Represents the period from the commencement of operations (June 30, 2000) through February 28, 2001.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Page 30                       Diamond Hill Funds Annual Report December 31, 2002

                               DIAMOND HILL FUNDS
                      Statements of Changes in Net Assets

                                                                                      SMALL CAP FUND
                                                                     ----------------------------------------------
                                                                     FOR THE YEAR   FOR THE PERIOD   FOR THE PERIOD
                                                                            ENDED            ENDED            ENDED
                                                                     DECEMBER 31,     DECEMBER 31,     FEBRUARY 28,
                                                                             2002          2001(A)          2001(B)
                                                                     ----------------------------------------------
FROM OPERATIONS
Net investment loss                                                  $   (100,385)    $    (13,446)    $      2,510
Net realized gains (losses) from investment transactions                  175,149          154,740            3,796
Net change in unrealized appreciation/depreciation on investments      (1,550,380)         561,563           32,137
                                                                     ----------------------------------------------
NET CHANGE IN NET ASSETS FROM OPERATIONS                               (1,475,616)         702,857           38,443
                                                                     ----------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
From net investment income - Class A                                           --           (2,510)              --
From net realized gains on investments - Class A                          (10,574)        (103,948)              --
From net realized gains on investments - Class C                           (7,901)         (23,234)              --
                                                                     ----------------------------------------------
DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS                 (18,475)        (129,692)              --
                                                                     ----------------------------------------------
FROM CAPITAL TRANSACTIONS
CLASS A
Proceeds from shares sold                                               4,067,924        5,031,428        1,618,702
Reinvested distributions                                                    9,771          105,948               --
Payments for shares redeemed                                           (2,108,380)      (1,989,849)              --
                                                                     ----------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS FROM CLASS A
 SHARE TRANSACTIONS                                                     1,969,315        3,147,527        1,618,702
                                                                     ----------------------------------------------

CLASS C
Proceeds from shares sold                                               4,799,701        1,188,420           20,000
Reinvested distributions                                                    6,913           22,998               --
Payments for shares redeemed                                             (375,981)         (10,172)              --
                                                                     ----------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS FROM CLASS C
 SHARE TRANSACTIONS                                                     4,430,633        1,201,246           20,000
                                                                     ----------------------------------------------

TOTAL INCREASE IN NET ASSETS                                            4,905,857        4,921,938        1,677,145

NET ASSETS
Beginning of period                                                     6,599,083        1,677,145               --
                                                                     ----------------------------------------------
End of period                                                        $ 11,504,940     $  6,599,083     $  1,677,145
                                                                     ==============================================

(A) Effective after the close of business on February 28, 2001, the Fund changed its fiscal year end to December 31.

(B) Represents the period from the commencement of operations (December 29, 2000) through February 28, 2001.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Diamond Hill Funds Annual Report December 31, 2002                       Page 31

                               DIAMOND HILL FUNDS
                      Statements of Changes in Net Assets

                                                                            LARGE CAP FUND
                                                                     -----------------------------
                                                                     FOR THE YEAR   FOR THE PERIOD
                                                                            ENDED            ENDED
                                                                     DECEMBER 31,     DECEMBER 31,
                                                                             2002          2001(A)
                                                                     -----------------------------
FROM OPERATIONS
Net investment income (loss)                                         $     16,645     $      2,243
Net realized gains (losses) from investment transactions                 (456,153)          29,014
Net change in unrealized appreciation/depreciation on investments        (173,717)         177,782
                                                                     -----------------------------
NET CHANGE IN NET ASSETS FROM OPERATIONS                                 (613,225)         209,039
                                                                     -----------------------------
DISTRIBUTIONS TO SHAREHOLDERS
From net investment income - Class A                                      (16,645)          (2,474)
From net investment income - Class C                                           --               --
From net realized gains on investments - Class A                          (26,705)              --
From net realized gains on investments - Class C                           (2,118)              --
                                                                     -----------------------------
DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS                 (45,468)          (2,474)
                                                                     -----------------------------

FROM CAPITAL TRANSACTIONS
CLASS A
Proceeds from shares sold                                               1,965,588        2,666,087
Reinvested distributions                                                   40,297            2,389
Payments for shares redeemed                                             (893,403)         (64,938)
                                                                     -----------------------------
NET INCREASE (DECREASE) IN NET ASSETS FROM CLASS A
 SHARE TRANSACTIONS                                                     1,112,482        2,603,538
                                                                     -----------------------------

CLASS C
Proceeds from shares sold                                                  71,114          233,859
Reinvested distributions                                                    1,980               --
Payments for shares redeemed                                              (11,093)              --
                                                                     -----------------------------
NET INCREASE (DECREASE) IN NET ASSETS FROM CLASS C
 SHARE TRANSACTIONS                                                        62,001          233,859
                                                                     -----------------------------

TOTAL INCREASE IN NET ASSETS                                              515,790        3,043,962

NET ASSETS
Beginning of period                                                     3,043,962               --
                                                                     -----------------------------
End of period                                                        $  3,559,752     $  3,043,962
                                                                     =============================

(A) Represents the period from commencement of operations (June 29, 2001 and September 25, 2001) for Class A and Class C shares, respectively, through December 31, 2001.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Page 32                       Diamond Hill Funds Annual Report December 31, 2002

                               DIAMOND HILL FUNDS
                      Statements of Changes in Net Assets

                                                                                  BANK & FINANCIAL FUND
                                                                     ----------------------------------------------
                                                                     FOR THE YEAR   FOR THE PERIOD     FOR THE YEAR
                                                                            ENDED            ENDED            ENDED
                                                                     DECEMBER 31,     DECEMBER 31,     FEBRUARY 28,
                                                                             2002          2001(A)             2001
                                                                     ----------------------------------------------
FROM OPERATIONS
Net investment income (loss)                                         $     26,216     $     (4,321)    $    (24,135)
Net realized gains (losses) from investment transactions                1,957,344        2,251,314       (2,073,403)
Net change in unrealized appreciation/depreciation on investments      (1,010,095)         154,262        4,312,809
                                                                     ----------------------------------------------
NET CHANGE IN NET ASSETS FROM OPERATIONS                                  973,465        2,401,255        2,215,271
                                                                     ----------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income - Class A                                      (24,017)              --               --
From net investment income - Class C                                       (2,199)              --               --
From net realized gains on investments - Class A                       (1,406,961)              --               --
From net realized gains on investments - Class C                         (111,201)              --               --
                                                                     ----------------------------------------------
DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS              (1,544,378)              --               --
                                                                     ----------------------------------------------
FROM CAPITAL TRANSACTIONS
CLASS A
Proceeds from shares sold                                              17,192,340        8,596,766        4,015,261
Reinvested distributions                                                1,301,822               --               --
Payments for shares redeemed                                          (21,261,818)      (9,528,327)      (3,852,004)
                                                                     ----------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS FROM CLASS A
 SHARE TRANSACTIONS                                                    (2,767,656)        (931,561)         163,257
                                                                     ----------------------------------------------

CLASS C
Proceeds from shares sold                                                 771,094           45,931           44,805
Reinvested distributions                                                  107,386               --               --
Payments for shares redeemed                                             (111,320)         (74,994)          (5,408)
                                                                     ----------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS FROM CLASS C
  SHARE TRANSACTIONS                                                      767,160          (29,063)          39,397
                                                                     ----------------------------------------------

TOTAL INCREASE IN NET ASSETS                                           (2,571,409)       1,440,631        2,417,925

NET ASSETS
Beginning of period                                                    13,341,033       11,900,402        9,482,477
                                                                     ----------------------------------------------
End of period                                                        $ 10,769,624     $ 13,341,033     $ 11,900,402
                                                                     ==============================================

(A) Effective after the close of business on February 28, 2001, the Fund changed its fiscal year end to December 31.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Diamond Hill Funds Annual Report December 31, 2002                       Page 33

                               DIAMOND HILL FUNDS
                      Statements of Changes in Net Assets

                                                                       SHORT TERM           STRATEGIC
                                                                FIXED INCOME FUND         INCOME FUND
                                                                     ------------        ------------
                                                                      PERIOD FROM         PERIOD FROM
                                                                 JUNE 28, 2002 TO  SEPTEMBER 30, 2002
                                                                     DECEMBER 31,     TO DECEMBER 31,
                                                                          2002(A)             2002(B)
                                                                     ------------        ------------
CHANGE IN NET ASSETS FROM

FROM OPERATIONS
Net investment income                                                $     51,622        $     25,441
Net realized gains (losses) from investment transactions                   (5,643)              5,410
Net change in unrealized appreciation/depreciation on investments          23,076              46,354
                                                                     ------------        ------------
NET CHANGE IN NET ASSETS FROM OPERATIONS                                   69,055              77,205
                                                                     ------------        ------------
DISTRIBUTIONS TO SHAREHOLDERS
From net investment income - Class A                                      (14,738)            (24,994)
From net investment income - Class C                                           --                (447)
From net investment income - Class I                                      (36,884)                 --
From net realized gains on investments - Class A                               --              (2,876)
From net realized gains on investments - Class C                               --                 (62)
                                                                     ------------        ------------
DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS                 (51,622)            (28,379)
                                                                     ------------        ------------

FROM CAPITAL TRANSACTIONS
CLASS A
Proceeds from shares sold                                               1,567,180           2,073,583
Reinvested distributions                                                    9,686              20,608
Payments for shares redeemed                                             (858,717)            (50,050)
                                                                     ------------        ------------
NET INCREASE IN NET ASSETS FROM CLASS A
  SHARE TRANSACTIONS                                                      718,149           2,044,141
                                                                     ------------        ------------

CLASS C
Proceeds from shares sold                                                      --              92,527
Reinvested distributions                                                       --                 322
Payments for shares redeemed                                                   --                  --
                                                                     ------------        ------------
NET INCREASE IN NET ASSETS FROM CLASS C
  SHARE TRANSACTIONS                                                           --              92,849
                                                                     ------------        ------------
CLASS I
Proceeds from shares sold                                               2,759,182                  --
Reinvested distributions                                                   28,063                  --
Payments for shares redeemed                                             (396,731)                 --
                                                                     ------------        ------------
NET INCREASE IN NET ASSETS FROM CLASS I
  SHARE TRANSACTIONS                                                    2,390,514                  --
                                                                     ------------        ------------

TOTAL INCREASE IN NET ASSETS                                            3,126,096           2,185,816

NET ASSETS
Beginning of period                                                            --                  --
                                                                     ------------        ------------
End of period                                                        $  3,126,096        $  2,185,816
                                                                     ============        ============

(A) Represents the period from commencement of operations (June 28, 2002) for Class A and Class I shares, respectively, through December 31, 2002.

(B) Represents the period from commencement of operations (September 30, 2002) for Class A and Class C shares, respectively, through December 31, 2002.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Page 34                       Diamond Hill Funds Annual Report December 31, 2002

                               DIAMOND HILL FUNDS
                              Financial Highlights
         Per share data for a share outstanding throughout each period.

                                               YEAR ENDED    PERIOD ENDED    PERIOD ENDED
                                             DECEMBER 31,    DECEMBER 31,    FEBRUARY 28,
DIAMOND HILL FOCUS FUND - CLASS A                    2002         2001(A)         2001(B)
                                                 ----------------------------------------
Net asset value at beginning of period           $  10.67        $  11.44        $  10.00
                                                 ----------------------------------------
Income (loss) from investment operations:
     Net investment loss                            (0.06)          (0.04)             --
     Net realized and unrealized gains
          (losses) on investments                   (1.05)          (0.56)           1.44
                                                 ----------------------------------------
Total from investment operations                    (1.11)          (0.60)           1.44
                                                 ----------------------------------------
Distributions from net realized gains                  --           (0.17)             --
                                                 ----------------------------------------
Net asset value at end of period                 $   9.56        $  10.67        $  11.44
                                                 ========================================
Total return(C)                                   (10.40%)         (5.20%)(D)      14.43%(D)
                                                 ========================================
Net assets at end of period (000s)               $ 11,518        $ 10,988        $ 10,352
                                                 ========================================
Ratio of net expenses to average net assets         1.60%           1.67%(E)        1.75%(E)
Ratio of net investment loss
     to average net assets                         (0.39%)         (0.46%)(E)      (0.05%)(E)
Ratio of gross expenses to average net assets       1.63%           1.69%(E)        1.85%(E)
Portfolio turnover rate                               46%             66%(E)          49%(E)

(A) Effective after the close of business on February 28, 2001, the Fund changed its fiscal year end to December 31.

(B) Class A commenced operations on June 30, 2000. The Fund did not open for investors until August 3, 2000. Highlights for the period from June 30 to August 2, 2000, relate only to the initial shareholder.

(C)  Total returns shown exclude the effect of applicable sales loads.

(D)  Not annualized.

(E)  Annualized.

                                               YEAR ENDED    PERIOD ENDED    PERIOD ENDED
                                             DECEMBER 31,    DECEMBER 31,    FEBRUARY 28,
DIAMOND HILL FOCUS FUND - CLASS C                    2002         2001(A)         2001(B)
                                                 ----------------------------------------
Net asset value at beginning of period           $  10.60        $  11.44        $  11.80
                                                 ----------------------------------------
Loss from investment operations:
     Net investment loss                            (0.29)          (0.07)             --
     Net realized and unrealized
          losses on investments                     (0.89)          (0.60)          (0.36)
                                                 ----------------------------------------
Total from investment operations                    (1.18)          (0.67)          (0.36)
                                                 ----------------------------------------
Distributions from net realized gains                  --           (0.17)             --
                                                 ----------------------------------------
Net asset value at end of period                 $   9.42        $  10.60        $  11.44
                                                 ========================================
Total return(C)                                   (11.13%)         (5.81%)(D)      (3.05%)(D)
                                                 ========================================
Net assets at end of period (000s)               $  2,168        $  2,198        $    349
                                                 ========================================
Ratio of net expenses to average net assets         2.35%           2.38%(E)        2.50%(E)
Ratio of net investment income
     (loss) to average net assets                  (1.15%)         (1.15%)(E)       1.57%(E)
Ratio of gross expenses to average net assets       2.38%           2.41%(E)        4.10%(E)
Portfolio turnover rate                               46%             66%(E)          49%(E)

(A) Effective after the close of business on February 28, 2001, the Fund changed its fiscal year end to December 31.

(B)  Class C commenced operations on February 13, 2001.

(C)  Total returns shown exclude the effect of applicable sales loads.

(D)  Not annualized.

(E)  Annualized.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Diamond Hill Funds Annual Report December 31, 2002                       Page 35

                               DIAMOND HILL FUNDS
                              Financial Highlights
         Per share data for a share outstanding throughout the period.

                                               YEAR ENDED    PERIOD ENDED    PERIOD ENDED
                                             DECEMBER 31,    DECEMBER 31,    FEBRUARY 28,
DIAMOND HILL SMALL CAP FUND - CLASS A                2002         2001(A)         2001(B)
                                                 ----------------------------------------
Net asset value at beginning of period           $  12.29        $  11.26        $  10.00
                                                 ----------------------------------------
Income (loss) from investment operations:
     Net investment income (loss)                   (0.17)          (0.03)           0.02
     Net realized and unrealized gains
          (losses) on investments                   (0.84)           1.31            1.24
                                                 ----------------------------------------
Total from investment operations                    (1.01)           1.28            1.26
                                                 ----------------------------------------
Less Distributions:
     Dividends from net investment income              --           (0.01)             --
     Distributions from net realized gains          (0.02)          (0.24)             --
                                                 ----------------------------------------
Total distributions                                 (0.02)          (0.25)             --
                                                 ----------------------------------------
Net asset value at end of period                 $  11.26        $  12.29        $  11.26
                                                 ========================================
Total return(C)                                    (8.23%)         11.42%(D)       12.60%(D)
                                                 ========================================
Net assets at end of period (000s)               $  6,603        $  5,315        $  1,657
                                                 ========================================
Ratio of net expenses to average net assets         1.50%           1.58%(E)        1.75%(E)
Ratio of net investment income
     (loss) to average net assets                  (0.70%)         (0.35%)(E)       2.71%(E)
Ratio of gross expenses to average net assets       1.53%           1.67%(E)        2.94%(E)
Portfolio turnover rate                               49%             43%(E)           3%(E)

(A) Effective after the close of business on February 28, 2001, the Fund changed its fiscal year end to December 31.

(B) Class A commenced operations on December 29, 2000. The Fund did not open for investors until February 7, 2001. Highlights for the period from December 29, 2000 to February 6, 2001, relate only to the initial shareholder.

(C)  Total returns shown exclude the effect of applicable sales loads.

(D)  Not annualized.

(E)  Annualized.

                                               YEAR ENDED    PERIOD ENDED    PERIOD ENDED
                                             DECEMBER 31,    DECEMBER 31,    FEBRUARY 28,
DIAMOND HILL SMALL CAP FUND - CLASS C                2002         2001(A)         2001(B)
                                                 ----------------------------------------
Net asset value at beginning of period           $  12.21        $  11.26        $  11.39
                                                 ----------------------------------------
Income (loss) from investment operations:
     Net investment loss                            (0.23)          (0.05)             --
     Net realized and unrealized gains
          (losses) on investments                   (0.87)           1.24           (0.13)
                                                 ----------------------------------------
Total from investment operations                    (1.10)           1.19           (0.13)
                                                 ----------------------------------------
Distributions from net realized gains               (0.02)          (0.24)             --
                                                 ----------------------------------------
Net asset value at end of period                 $  11.09        $  12.21        $  11.26
                                                 ========================================
Total return(C)                                    (9.02%)         10.66%(D)       (1.14%)(D)
                                                 ========================================
Net assets at end of period (000s)               $  4,902        $  1,284        $     20
                                                 ========================================
Ratio of net expenses to average net assets         2.25%           2.26%(E)        2.50%(E)
Ratio of net investment income
     (loss) to average net assets                  (1.40%)         (1.15%)(E)       0.80%(E)
Ratio of gross expenses to average net assets       2.28%           2.35%(E)        3.97%(E)
Portfolio turnover rate                               49%             43%(E)           3%(E)

(A) Effective after the close of business on February 28, 2001, the Fund changed its fiscal year end to December 31.

(B)  Class C commenced operations on February 20, 2001.

(C)  Total returns shown exclude the effect of applicable sales loads.

(D)  Not annualized.

(E)  Annualized.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Page 36                       Diamond Hill Funds Annual Report December 31, 2002

                               DIAMOND HILL FUNDS
                              Financial Highlights
         Per share data for a share outstanding throughout each period.

                                               YEAR ENDED    PERIOD ENDED
                                             DECEMBER 31,    DECEMBER 31,
DIAMOND HILL LARGE CAP FUND - CLASS A                2002         2001(A)
                                                -------------------------

Net asset value at beginning of period          $   10.06       $   10.00
                                                -------------------------
Income (loss) from investment operations:
     Net investment income                           0.04            0.01
     Net realized and unrealized gains
          (losses) on investments                   (2.13)           0.06
                                                -------------------------
Total from investment operations                    (2.09)           0.07
Less Distributions:
     Dividends from net investment income           (0.04)          (0.01)
     Distributions from net realized gains          (0.06)             --
                                                -------------------------
Total distributions                                 (0.10)          (0.01)
                                                -------------------------
Net asset value at end of period                $    7.87       $   10.06
                                                =========================
Total return(B)                                   (20.74%)          0.69%(C)
                                                =========================
Net assets at end of period (000s)              $   3,300       $   2,782
                                                =========================
Ratio of net expenses to average net assets         1.40%           1.40%(D)
Ratio of net investment income
     to average net assets                          0.62%           0.38%(D)
Ratio of gross expenses to average net assets       1.46%           1.57%(D)
Portfolio turnover rate                               71%             19%(D)

(A)  Class A commenced operations on June 29, 2001.

(B)  Total returns shown exclude the effect of applicable sales loads.

(C)  Not annualized.

(D)  Annualized.

                                               YEAR ENDED    PERIOD ENDED
                                             DECEMBER 31,    DECEMBER 31,
DIAMOND HILL LARGE CAP FUND - CLASS C                2002         2001(A)
                                                -------------------------
Net asset value at beginning of period          $   10.06       $    8.87
                                                -------------------------
Income (loss) from investment operations:
     Net investment loss                               --           (0.01)
     Net realized and unrealized gains
          (losses) on investments                   (2.19)           1.20
                                                -------------------------
Total from investment operations                    (2.19)           1.19
                                                -------------------------
Distributions from net realized gains               (0.06)           0.00
                                                -------------------------
Net asset value at end of period                $    7.81       $   10.06
                                                =========================
Total return(B)                                   (21.73%)         13.42%(C)
                                                =========================
Net assets at end of period (000s)              $     260       $     262
                                                =========================
Ratio of net expenses to average net assets         2.15%           2.15%(D)
Ratio of net investment loss
     to average net assets                         (0.10%)         (0.41%)(D)
Ratio of gross expenses to average net assets       2.81%           2.32%(D)
Portfolio turnover rate                               71%             19%(D)

(A)  Class C commenced operations on September 25, 2001.

(B)  Total returns shown exclude the effect of applicable sales loads.

(C)  Not annualized.

(D)  Annualized.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Diamond Hill Funds Annual Report December 31, 2002                       Page 37

                               DIAMOND HILL FUNDS
                              Financial Highlights
         Per share data for a share outstanding throughout each period.

                                                     YEAR        PERIOD          YEAR          YEAR          YEAR        PERIOD
                                                    ENDED         ENDED         ENDED         ENDED         ENDED         ENDED
                                                 DECEMBER      DECEMBER      FEBRUARY      FEBRUARY      FEBRUARY      FEBRUARY
DIAMOND HILL BANK & FINANCIAL FUND - CLASS A     31, 2002   31, 2001(A)      28, 2001      29, 2000      28, 1999   28, 1998(B)
                                                 ------------------------------------------------------------------------------
Net asset value at beginning of period           $  14.25      $  11.85      $   9.40      $  10.72      $  12.75      $  10.00
                                                 ------------------------------------------------------------------------------
Income (loss) from investment operations:
     Net investment income (loss)                    0.03            --         (0.02)        (0.06)        (0.15)        (0.07)
     Net realized and unrealized gains
          (losses) on investments                    1.58          2.40          2.47         (1.19)        (1.22)         2.82
                                                 ------------------------------------------------------------------------------
Total from investment operations                     1.61          2.40          2.45         (1.25)        (1.37)         2.75
                                                 ------------------------------------------------------------------------------
Less Distributions:
     Dividends from net investment income           (0.03)           --            --            --            --            --
     Distributions from net realized gains          (2.20)           --            --         (0.07)        (0.66)           --
                                                 ------------------------------------------------------------------------------
Total distributions                                 (2.23)           --            --         (0.07)        (0.66)           --
                                                 ------------------------------------------------------------------------------

Net asset value at end of period                 $  13.63      $  14.25      $  11.85      $   9.40      $  10.72      $  12.75
                                                 ==============================================================================

Total return(C)                                    11.22%        20.25%(D)     26.06%       (11.75%)      (10.79%)       27.50%(D)
                                                 ==============================================================================

Net assets at end of period (000s)               $  9,983      $ 13,214      $ 11,772      $  9,411      $ 15,716      $ 13,702
                                                 ==============================================================================

Ratio of net expenses to average net assets         1.70%         1.72%(E)      1.81%         2.17%         2.50%         2.50%(E)
Ratio of net investment income
     (loss) to average net assets                   0.20%        (0.03%)(E)    (0.25%)       (0.40%)       (1.27%)       (1.07%)(E)
Ratio of gross expenses to average net assets       1.72%         1.74%(E)      1.88%         2.26%         2.50%         2.50%(E)
Portfolio turnover rate                              104%           52%(E)       142%          119%           54%           27%(E)

(A) Effective after the close of business on February 28, 2001, the Fund changed its fiscal year end to December 31.

(B)  Class A commenced operations on August 1, 1997.

(C)  Total returns shown exclude the effect of applicable sales loads.

(D)  Not annualized.

(E)  Annualized.

                                                     YEAR          PERIOD            YEAR          PERIOD
                                                    ENDED           ENDED           ENDED           ENDED
                                                 DECEMBER        DECEMBER        FEBRUARY        FEBRUARY
DIAMOND HILL BANK & FINANCIAL FUND - CLASS C     31, 2002     31, 2001(A)        28, 2001     29, 2000(B)
                                                ---------------------------------------------------------
Net asset value at beginning of period          $   14.05       $   11.72       $    9.34       $   11.23
                                                ---------------------------------------------------------
Income (loss) from investment operations:
     Net investment income (loss)                    0.04           (0.11)          (0.07)          (0.05)
     Net realized and unrealized gains
          (losses) on investments                    1.46            2.44            2.45           (1.77)
                                                ---------------------------------------------------------
Total from investment operations                     1.50            2.33            2.38           (1.82)
                                                ---------------------------------------------------------
Less Distributions:
     Dividends from net investment income           (0.04)             --              --              --
     Distributions from net realized gains          (2.20)             --              --           (0.07)
                                                ---------------------------------------------------------
Total distributions                                 (2.24)             --              --           (0.07)
                                                ---------------------------------------------------------

Net asset value at end of period                $   13.31       $   14.05       $   11.72       $    9.34
                                                =========================================================
Total return(C)                                    10.55%          19.88%(D)       25.48%         (16.29%)(D)
                                                =========================================================
Net assets at end of period (000s)              $     787       $     127       $     129       $      71
                                                =========================================================
Ratio of net expenses to average net assets         2.45%           2.47%(E)        2.56%           2.74%(E)
Ratio of net investment income
     (loss) to average net assets                   0.49%          (0.77%)(E)      (0.97%)         (0.82%)(E)
Ratio of gross expenses to average net assets       2.47%           2.49%(E)        2.63%           2.84%(E)
Portfolio turnover rate                              104%             52%(E)         142%            119%(E)

(A) Effective after the close of business on February 28, 2001, the Fund changed its fiscal year end to December 31.

(B)  Class C commenced operations on June 3, 1999.

(C)  Total returns shown exclude the effect of applicable sales loads.

(D)  Not annualized.

(E)  Annualized.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Page 38                       Diamond Hill Funds Annual Report December 31, 2002

                               DIAMOND HILL FUNDS
                              Financial Highlights
         Per share data for a share outstanding throughout each period.

                                                          CLASS A            CLASS I
                                                           PERIOD             PERIOD
                                                            ENDED              ENDED
DIAMOND HILL SHORT TERM FIXED INCOME FUND            DECEMBER 31,       DECEMBER 31,
                                                          2002(A)            2002(A)
                                                       -----------------------------
Net asset value at beginning of period                 $    10.00         $    10.00
                                                       -----------------------------
Income from investment operations:
     Net investment income                                   0.18               0.19
     Net realized and unrealized gains on investments        0.08               0.08
                                                       -----------------------------
Total from investment operations                             0.26               0.27
                                                       -----------------------------

Dividends from net investment income                        (0.18)             (0.19)
                                                       -----------------------------

Net asset value at end of period                       $    10.08         $    10.08
                                                       =============================
Total return(B)                                             2.60%              2.70%
                                                       =============================

Net assets at end of period (000s)                     $      719         $    2,407
                                                       =============================

Ratio of net expenses to average net assets                 1.00%(C)           0.75%(C)
Ratio of net investment income to average net assets        1.82%(C)           1.89%(C)
Ratio of gross expenses to average net assets               1.04%(C)           0.79%(C)
Portfolio turnover rate                                       71%(C)             71%(C)

(A) Represents the period from commencement of operations (June 28, 2002) through December 31, 2002.
(B) Total returns shown exclude the effect of applicable sales loads and are not annualized.
(C)  Annualized.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Diamond Hill Funds Annual Report December 31, 2002                       Page 39

                               DIAMOND HILL FUNDS
                              Financial Highlights
         Per share data for a share outstanding throughout each period.

                                                          CLASS A            CLASS C
                                                           PERIOD             PERIOD
                                                            ENDED              ENDED
                                                     DECEMBER 31,       DECEMBER 31,
DIAMOND HILL STRATEGIC INCOME FUND                        2002(A)            2002(A)
                                                       -----------------------------
Net asset value at beginning of period                 $    10.00         $    10.00
                                                       -----------------------------
Income from investment operations:
     Net investment income                                   0.15               0.19
     Net realized and unrealized gains on investments        0.30               0.30
                                                       -----------------------------
Total from investment operations                             0.45               0.49
Less distributions
     Dividends from net investment income                   (0.15)             (0.19)
     Distributions from net realized gains                  (0.02)             (0.02)
                                                       -----------------------------
Total distributions                                         (0.17)             (0.21)
                                                       -----------------------------

Net asset value at end of period                       $    10.28         $    10.28
                                                       -----------------------------

Total return(B)                                             4.49%              4.85%

Net assets at end of period (000s)                     $    2,092         $       94

Ratio of net expenses to average net assets                 1.20%(C)           1.95%(C)
Ratio of net investment income to average net assets        1.76%(C)           2.64%(C)
Ratio of gross expenses to average net assets               1.23%(C)           1.98%(C)
Portfolio turnover rate                                       77%(C)             77%(C)

(A) Represents the period from commencement of operations (September 30, 2002) through December 31, 2002.
(B) Total returns shown exclude the effect of applicable sales loads and are not annualized.
(C)  Annualized.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Page 40                       Diamond Hill Funds Annual Report December 31, 2002

                               DIAMOND HILL FUNDS
                         Notes to Financial Statements
                               December 31, 2002

ORGANIZATION

The Diamond Hill Focus Fund ("Focus Fund"), Diamond Hill Small Cap Fund ("Small Cap Fund"), Diamond Hill Large Cap Fund ("Large Cap Fund"), Diamond Hill Bank & Financial Fund ("Bank & Financial Fund"), Diamond Hill Short Term Fixed Income Fund ("Fixed Income Fund") and Diamond Hill Strategic Income Fund ("Strategic Income Fund") are each a series of the Diamond Hill Funds (the "Trust") (each a "Fund" and collectively the "Funds"). The Trust is an Ohio business trust, which is registered under the Investment Company Act of 1940, as amended (the "1940 Act") as an open-end, management investment company. The Focus Fund is a non-diversified series of the Trust, while the Small Cap Fund, Large Cap Fund, Bank & Financial Fund, Fixed Income Fund and Strategic Income Fund are each diversified series of the Trust.

Except for the Fixed Income Fund and the Strategic Income Fund, the Funds' investment objectives are to provide shareholders with long-term capital appreciation. The investment objective of the Fixed Income Fund is to provide total return consistent with current income and preservation of capital. The investment objective of the Strategic Income Fund is to provide current income. The Focus Fund pursues its objective by investing in common stocks that the Fund's investment adviser believes are undervalued. The Fund normally focuses its investments in a core of 20 to 30 companies. The Small Cap Fund pursues its objective by investing in common stocks that the Fund's investment adviser believes are undervalued. The Fund normally invests at least 80% of its assets in small capitalization companies, defined as those companies with a market capitalization below $5 billion. The Large Cap Fund pursues its objective by investing in common stocks that the Fund's investment adviser believes are undervalued. The Fund normally invests at least 80% of its assets in large capitalization companies, defined as those companies with a market capitalization of $5 billion or more. The Bank & Financial Fund pursues its objective by normally investing at least 80% of its assets in equity securities of banks, lending institutions, and financial services companies believed by the Fund's investment adviser to offer superior prospects for long-term growth. The Fixed Income Fund pursues its objective by primarily investing in short- and intermediate-term, investment grade debt securities. The Fund mainly invests in mortgage-backed and asset-backed debt securities with short to intermediate remaining maturities; short- and intermediate-term U.S. government and agency debt obligations; and investment grade corporate debt securities (or unrated debt securities which the Fund's investment adviser determines to be of comparable quality) with short to intermediate remaining maturities. The
Strategic Income Fund pursues its objective by primarily investing in income-producing securities including investment-grade corporate bonds, preferred stocks of any market capitalization, non-investment grade corporate bonds, real estate investment trusts ("REITs"), convertible preferred income-producing securities, mortgage-backed securities, collateralized mortgage obligations (CMOs), asset-backed securities and U.S. Government and agency securities.

The Funds offer two classes of shares (Class A and Class C, except for Fixed Income Fund which offers Class A and Class I shares). The Class A and Class C shares are subject to initial sales charges imposed at the time of purchase. Certain redemptions of Class C shares made within one year of purchase are subject to contingent deferred sales charges, in accordance with the Funds' prospectus. Class I shares are not subject to a sales load. Each class of shares for each Fund has identical rights and privileges except with respect to distribution (12b-1) and service fees, voting rights on matters affecting a single class of shares and the exchange privileges of each class of shares. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Security valuation - Securities which are traded on any exchange or on the NASDAQ over-the-counter market are valued at the last quoted sale price. Lacking a last sale price, a security is valued at its highest bid price on such exchanges, or at the highest bid price in the over-the-counter market except when, in the investment adviser's opinion, the highest bid price does not accurately reflect the current value of the security. Securities for which market quotations are not readily available, or when the investment adviser determines the highest bid price does not accurately reflect the current value, or when restricted securities are being valued, are valued as determined in good faith by the investment adviser, under the supervision of the Trust's Board. There were no instances where alternative valuation methods were considered necessary at year-end.

--------------------------------------------------------------------------------
Diamond Hill Funds Annual Report December 31, 2002                       Page 41

                               DIAMOND HILL FUNDS
                    Notes to Financial Statements (Continued)
                               December 31, 2002

Fixed-income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by an independent pricing service which uses prices based upon yields or prices of comparable securities, indications as to values from dealers, and general market conditions, when the investment adviser believes such prices accurately reflect the fair value of the security.

Short-term investments in fixed-income securities with maturities of less than sixty days when acquired, or which subsequently are within sixty days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined represents fair value.

Short sales - The Focus Fund and Bank & Financial Fund may sell a security they do not own in anticipation of a decline in the value of that security. When the Funds sell a security short, they must borrow the security sold short and deliver it to the broker-dealer through which they made the short sale. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized upon closing a short sale.

Repurchase agreements - In connection with transactions in repurchase agreements, it is each Fund's policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the seller defaults, and the fair value of the collateral declines, realization of the collateral by the Funds may be delayed or limited. Repurchase agreements are considered to be loans by the Fund under the 1940 Act.

Federal income taxes - Each Fund's policy is to continue to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its taxable net investment income and any net realized capital gains to its shareholders. Therefore, no federal income tax provision is required.

Distributions to shareholders - The Funds will declare and pay, if any, all net investment income, net long-term and net short-term capital gains on an annual basis. Distributions to shareholders, which are determined in accordance with income tax regulations and are recorded on the ex-dividend date.

Reclassification of capital accounts - As of December 31, 2002, the following Funds reclassified net investment loss as follows on the Statements of Assets and Liabilities. Such reclassifications have no effect on the Fund's net assets or net asset value per share.

--------------------------------------------------------------------------------
                                                  UNDISTRIBUTED    UNDISTRIBUTED
                                                 NET INVESTMENT   REALIZED GAINS
                                        CAPITAL          INCOME       AND LOSSES
--------------------------------------------------------------------------------
Focus Fund                        $    (63,298)    $     67,085    $     (3,787)
--------------------------------------------------------------------------------
Small Cap Fund                         (11,156)         100,385         (89,229)
--------------------------------------------------------------------------------
Large Cap Fund                              --              231            (231)
--------------------------------------------------------------------------------
Bank & Financial Fund                   (7,844)              --           7,844
--------------------------------------------------------------------------------

Security transactions - The Funds record security transactions on a trade date basis. The specific identification method is used for determining realized gains or losses for financial statements and income tax purposes. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Discount and premium on securities purchased are amortized using the daily effective yield method.

--------------------------------------------------------------------------------
Page 42                       Diamond Hill Funds Annual Report December 31, 2002

                               DIAMOND HILL FUNDS
                    Notes to Financial Statements (Continued)
                               December 31, 2002

CAPITAL SHARE TRANSACTIONS

Each Fund is authorized to issue an unlimited number of shares without par value. Transactions in capital shares were as follows for the period ended December 31, 2002:

                                                                                 FOCUS FUND
                                         ---------------------------------------------------------------------------------------
                                                           CLASS A                                      CLASS C
                                         ------------------------------------------   ------------------------------------------
                                           Year Ended   Period Ended   Period Ended     Year Ended   Period Ended   Period Ended
                                         December 31,   December 31,   February 28,   December 31,   December 31,   February 28,
SHARES                                           2002        2001(A)        2001(B)           2002        2001(A)        2001(B)
                                         ------------------------------------------   ------------------------------------------
Issued                                        682,380        634,622      1,275,897         74,757        185,367         30,546
Reinvested                                         --         13,496            241             --          3,163             --
Redeemed                                     (507,244)      (523,708)      (370,913)       (51,882)       (11,764)            --
                                         ------------------------------------------   ------------------------------------------
Net increase in shares outstanding            175,136        124,410        905,225         22,875        176,766         30,546
Shares outstanding, beginning of period     1,029,635        905,225             --        207,312         30,546             --
                                         ------------------------------------------   ------------------------------------------
Shares outstanding, end of period           1,204,771      1,029,635        905,225        230,187        207,312         30,546
                                         ------------------------------------------   ------------------------------------------

(A)  Represents the period from March 1, 2001 through December 31, 2001.
(B)  Represents the period from June 30, 2000 through February 28, 2001.

                                                                              SMALL CAP FUND
                                         ---------------------------------------------------------------------------------------
                                                           CLASS A                                      CLASS C
                                         ------------------------------------------   ------------------------------------------
                                           Year Ended   Period Ended   Period Ended     Year Ended   Period Ended   Period Ended
                                         December 31,   December 31,   February 28,   December 31,   December 31,   February 28,
SHARES                                           2002        2001(A)        2001(B)           2002        2001(A)        2001(B)
                                         ------------------------------------------   ------------------------------------------
Issued                                        330,453        445,210        147,151        369,603        102,234          1,770
Reinvested                                        879          8,767             --            631          1,916             --
Redeemed                                     (177,365)      (168,481)            --        (33,449)          (805)            --
                                         ------------------------------------------   ------------------------------------------
Net increase in shares outstanding            153,967        285,496        147,151        336,785        103,345          1,770
Shares outstanding, beginning of period       432,647        147,151             --        105,115          1,770             --
                                         ------------------------------------------   ------------------------------------------
Shares outstanding, end of period             586,614        432,647        147,151        441,900        105,115          1,770
                                         ------------------------------------------   ------------------------------------------

(A)  Represents the period from March 1, 2001 through December 31, 2001.
(B)  Represents the period from June 30, 2000 through February 28, 2001.

                                                                      LARGE CAP FUND
                                         ------------------------------------------------------------------------
                                                    CLASS A                                      CLASS C
                                         ---------------------------                  ---------------------------
                                           Year Ended   Period Ended                    Year Ended   Period Ended
                                         December 31,   December 31,                  December 31,   December 31,
SHARES                                           2002        2001(A)                          2002        2001(B)
                                         ---------------------------                  ---------------------------
Issued                                        241,284        282,864                         8,280         26,036
Reinvested                                      5,096            237                           253             --
Redeemed                                     (103,365)        (6,647)                       (1,334)            --
                                         ---------------------------                  ---------------------------
Net increase in shares outstanding            143,015        276,454                         7,199         26,036
Shares outstanding, beginning of period       276,454             --                        26,036             --
                                         ---------------------------                  ---------------------------
Shares outstanding, end of period             419,469        276,454                        33,235         26,036
                                         ---------------------------                  ---------------------------

(A)  Represents the period from June 29, 2001 through December 31, 2001.
(B)  Represents the period from September 25, 2001 through December 31, 2001.

                                                                          BANK & FINANCIAL FUND
                                         ---------------------------------------------------------------------------------------
                                                           CLASS A                                      CLASS C
                                         ------------------------------------------   ------------------------------------------
                                           Year Ended   Period Ended   Period Ended     Year Ended   Period Ended   Period Ended
                                         December 31,   December 31,   February 28,   December 31,   December 31,   February 28,
SHARES                                           2002        2001(A)        2001(B)           2002        2001(A)        2001(B)
                                         ------------------------------------------   ------------------------------------------
Issued                                      1,064,199        628,270        389,767         49,497          3,842          3,930
Reinvested                                     94,895             --             --          8,009             --             --
Redeemed                                   (1,354,052)      (694,266)      (397,725)        (7,480)        (5,759)          (579)
                                         ------------------------------------------   ------------------------------------------
Net increase (decrease) in shares
  outstanding                                (194,958)       (65,996)        (7,958)        50,026         (1,917)         3,351
Shares outstanding, beginning of period       927,364        993,360      1,001,318          9,050         10,967          7,616
                                         ------------------------------------------   ------------------------------------------
Shares outstanding, end of period             732,406        927,364        993,360         59,076          9,050         10,967
                                         ------------------------------------------   ------------------------------------------

(A)  Represents the period from March 1, 2001 through December 31, 2001.
(B)  Represents the period from September 25, 2001 through December 31, 2001.

--------------------------------------------------------------------------------
Diamond Hill Funds Annual Report December 31, 2002                       Page 43

                               DIAMOND HILL FUNDS
                    Notes to Financial Statements (Continued)
                               December 31, 2002

                                         SHORT TEM FIXED INCOME FUND                    STRATEGIC INCOME FUND
                                         ---------------------------                  ---------------------------
                                            CLASS A       CLASS I                        CLASS A       CLASS C
                                         ---------------------------                  ---------------------------
                                         Period Ended   Period Ended                  Period Ended   Period Ended
                                         December 31,   December 31,                  December 31,   December 31,
SHARES                                        2002(A)        2002(A)                       2002(B)        2002(B)
                                         ---------------------------                  ---------------------------
Issued                                        155,892        275,485                       206,511          9,061
Reinvested                                        962          2,787                         2,014             31
Redeemed                                      (85,526)       (39,414)                       (5,051)            --
                                         ---------------------------                  ---------------------------
Net increase in shares outstanding             71,328        238,858                       203,474          9,092
Shares outstanding, beginning of period            --             --                            --             --
                                         ---------------------------                  ---------------------------
Shares outstanding, end of period              71,328        238,858                       203,474          9,092
                                         ---------------------------                  ---------------------------

(A)  Represents the period from June 28, 2002 through December 31, 2002.
(B)  Represents the period from September 30, 2002 through December 31, 2002.

INVESTMENT TRANSACTIONS

For the period ended December 31, 2002, purchases and sales of investment securities (excluding short-term securities and U.S. government obligations) were as follows:

--------------------------------------------------------------------------------
                                                      PURCHASES            SALES
--------------------------------------------------------------------------------
Focus Fund                                         $  4,750,152     $  5,895,068
--------------------------------------------------------------------------------
Small Cap Fund                                       10,255,171        4,230,810
--------------------------------------------------------------------------------
Large Cap Fund                                        3,264,007        1,937,965
--------------------------------------------------------------------------------
Bank & Financial Fund                                12,278,308       14,645,296
--------------------------------------------------------------------------------
Short Term Fixed Income Fund                          3,487,121          694,419
--------------------------------------------------------------------------------
Strategic Income Fund                                 2,228,557          222,858
--------------------------------------------------------------------------------

INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Focus Fund, Small Cap Fund, Large Cap Fund, Fixed Income Fund and Strategic Income Fund each receive investment management and advisory services from Diamond Hill Capital Management, Inc. ("DHCMI") under management agreements that provide for fees to be paid at an annual rate of 0.90%, 0.80%, 0.70%, 0.30%, and 0.50% of the Funds' average daily net assets, respectively. The Bank & Financial Fund receives investment management and advisory services from Diamond Hill Securities, Inc. ("DHSI") under a management agreement that provides for fees to be paid at an annual rate of 1.00% of the Fund's average daily net assets. Prior to July 2, 2001, the Focus Fund, Small Cap Fund and Bank & Financial Fund paid their respective adviser at an annual rate of 1.00% of the Funds' average daily net assets. After the initial two years, the advisory agreements are subject to an annual approval by the Board. In addition, each Fund has entered into an administrative services agreement whereby DHCMI is paid a fee at an annual rate of 0.45% of the Funds' average daily net assets. Prior to July 2, 2001, their respective investment adviser was paid at an annual rate of 0.50% of the Funds' average daily net assets. These administrative fees are used to pay most of the Funds' operating expenses except distribution, shareholder servicing, brokerage, taxes, interest, fees and expenses of non-interested person trustees and extraordinary expenses. For the period ended December 31, 2002, the investment advisers reimbursed $3,351 of trustee expenses on behalf of each of the Focus Fund, Small Cap Fund, Large Cap Fund, and Bank & Financial Fund, $1,089 on behalf of the Fixed Income Fund, and $498 on behalf of the Strategic Income
Fund. For this same time period, the investment advisers paid all fees and expenses relating to non-interested person trustees, and will not seek reimbursement from the Funds.

DHSI is a wholly-owned subsidiary of DHCMI, which is a wholly-owned subsidiary of Diamond Hill Investment Group, Inc. DHSI is a full service NASD Broker-Dealer and Registered Investment Adviser. DHSI received $19,001, for the period ended December 31, 2002, from brokerage fees on executions of purchases and sales of the Funds' portfolio investments.

--------------------------------------------------------------------------------
Page 44                       Diamond Hill Funds Annual Report December 31, 2002

                               DIAMOND HILL FUNDS
                    Notes to Financial Statements (Continued)
                               December 31, 2002

Pursuant to rule 12b-1 of the 1940 Act, each Fund has adopted a distribution plan (together, the "Plans"). Under the Plans, Class A shares pay quarterly a distribution fee at an annual rate of 0.25% of Class A average daily net assets. Class C shares pay quarterly a distribution and shareholder-servicing fee at an annual rate of 0.75% and 0.25%, respectively, of Class C average daily net assets. Class I shares are not subject to any distribution or shareholder-servicing fees. These fees, which totaled $152,188 for the period ended December 31, 2002, compensate DHSI (the "Distributor") for the services it provides and for expenses borne by the Distributor under the Plans.

For the period ended December 31, 2002, the Distributor received $16,211 in sales commissions from the sales of the Funds' Class A shares. The Distributor also received $13,273 of contingent deferred sales charges relating to redemptions of Class C shares.

DHCMI has agreements with Integrated Fund Services, Inc. (IFS) to provide transfer agent, fund accounting, and administrative services for the Funds. The services to be provided under the agreements include day-to-day administration of matters related to the corporate existence of the Trust and its Funds (other than rendering investment advice), maintenance of records, preparation of reports, supervision of the Trust's arrangement with the custodian and assistance in the preparation of the Trust's registration statement under federal and state laws. Integrated Fund Services, Inc. is paid directly by DHCMI under terms of the administrative services agreements.

The beneficial ownership, either directly or indirectly, of more than 25% of the voting shares of a fund creates a presumption of control of a fund, under
Section 2(a)(9) of the 1940 Act. As of June 30, 2002, there was one shareholder, who is not affiliated with the Trust in any capacity, that owned of record 33% of all outstanding shares of the Large Cap Fund. Also, DHCMI owns 100% of all outstanding shares of the Fixed Income Fund.

FEDERAL TAX INFORMATION (UNAUDITED)

The U.S. Federal income tax basis of the Funds' investments may differ from cost for financial reporting purposes. These differences are due to losses recognized for financial reporting purposes in excess of U.S. Federal income tax reporting. As of December 31, 2002, the aggregate total cost of investments for U.S. Federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation, and net unrealized appreciation (depreciation) were as follows:

The tax character of distributions paid during 2002 and 2001 was as follows:

                                     Focus Fund             Small Cap Fund
                               ----------------------  -----------------------
                                     2002        2001         2002        2001
     Distributions paid from:
         Ordinary income               --    (184,463)      18,475     123,385
                               ----------------------  -----------------------
     Total distributions               --     184,463       18,475     123,385
                               ======================  =======================

                                   Large Cap Fund       Bank & Financial Fund
                               ----------------------  -----------------------
                                     2002        2001         2002        2001
     Distributions paid from:
         Ordinary income           44,299       2,474       23,321          --
         Long-term capital gains       --          --    1,518,162          --
                               ----------------------  -----------------------
     Total distributions           44,299       2,474    1,541,483          --
                               ======================  =======================

                                 Fixed Income Fund      Strategic Income Fund
                               ----------------------  -----------------------
                                     2002                     2002
     Distributions paid from:
         Ordinary income           51,622                   28,379
         Long-term gains               --                       --
                               ----------------------  -----------------------
     Total distributions           51,622                   28,379
                               ======================  =======================

--------------------------------------------------------------------------------
Diamond Hill Funds Annual Report December 31, 2002                       Page 45

                               DIAMOND HILL FUNDS
                    Notes to Financial Statements (Continued)
                               December 31, 2002

The following information is computed on a tax basis for each item as of December 31, 2002:

                                                Focus Fund   Small Cap Fund   Large Cap Fund
Federal tax cost                                13,524,560       12,813,304        3,640,601
Undistributed ordinary income                           --           98,798            1,169
Undistributed long-term gains                           --                1               --
Gross unrealized appreciation                    1,326,520          988,967          203,830
Gross unrealized depreciation                   (1,857,025)      (1,945,647)        (199,765)
                                              ----------------------------------------------
Net unrealized appreciation (depreciation)        (530,505)        (956,680)           4,065
Post-October losses                               (297,919)              --          (37,232)
Capital loss carryforwards                        (154,656)              --         (418,960)
Other temporary differences                             --               --           (1,169)
                                              ----------------------------------------------
Total accumulated earnings (deficit)              (983,080)        (857,881)        (452,127)
                                              ----------------------------------------------

                                          Bank & Financial     Fixed Income        Strategic
                                                      Fund             Fund      Income Fund
Federal tax cost                                 9,997,241        3,078,251        2,175,531
Undistributed ordinary income                        8,369              174            6,323
Undistributed long-term gains                      125,027               --               --
Gross unrealized appreciation                           --           28,288           53,696
Gross unrealized depreciation                           --           (5,212)          (7,342)
                                              ----------------------------------------------
Net unrealized appreciation (depreciation)              --           23,076           46,354
Post-October losses                                     --           (2,933)              --
Capital loss carryforwards                              --           (2,710)              --
Other temporary differences                         (2,895)            (174)          (3,851)
                                              ----------------------------------------------
Total accumulated earnings (deficit)               130,501           17,433           48,826
                                              ----------------------------------------------

--------------------------------------------------------------------------------
Page 46                       Diamond Hill Funds Annual Report December 31, 2002

                               DIAMOND HILL FUNDS
                    Notes to Financial Statements (Continued)
                               December 31, 2002

TRUSTEES AND OFFICERS (UNAUDITED)

The Board of Trustees oversees the management of the Trust and the Funds and elects their officers. The officers are responsible for the Funds' day-to-day operations. The Board retains various companies to carry out the Funds' operations, including the investment adviser, custodian, transfer agent and others. The Board has the right, and the obligation, to terminate the Funds' relationships with any of these companies and to retain a different company if the Board believes it is in the shareholders' best interests. The Trustees' and officers' names, addresses, years of birth, positions held with the Trust, and length of service as a Diamond Hill Funds Trustee are listed below. Also included is each Board members principal occupation during, at least, the past five years. Those Trustees who are "interested persons", as defined in the 1940 Act, by virtue of their affiliation with the Trust are indicated by an asterisk (*).

--------------------------------------------------------------------------------
NAME, ADDRESS 1,         POSITION AND LENGTH           PRINCIPAL OCCUPATION
AND YEAR OF BIRTH        OF SERVICE 2                  DURING PAST FIVE YEARS
--------------------------------------------------------------------------------
R. H. Dillon*
Year of Birth:  1956     Trustee since August 2000     President and Chief
                                                       Investment Officer of
                                                       Diamond Hill Investment
                                                       Group, Inc. since May
                                                       2000; Vice President of
                                                       Loomis, Sayles & Co., a
                                                       financial services
                                                       company, from October
                                                       1997 to April 2000;
                                                       President and Chief
                                                       Investment Officer of
                                                       Dillion Capital
                                                       Management, an investment
                                                       advisory firm acquired by
                                                       Loomis Sayles in 1997,
                                                       from July 1993 to October
                                                       1997.
--------------------------------------------------------------------------------
James F. Laird*          President, Treasurer,         Chief Financial Officer
Year of Birth:  1957     and Secretary since           of Diamond Hill
                         December 2001                 Investment Group, Inc.
                         December 2001                 since December 2001;
                                                       President of Diamond Hill
                                                       Securities since July
                                                       2001; Vice President
                                                       Corporate Strategy with
                                                       Nationwide Insurance from
                                                       January 2001 to July
                                                       2001; Senior Vice
                                                       President Product
                                                       Development with
                                                       Villanova Capital from
                                                       February 1999 through
                                                       December 2000; Vice
                                                       President and General
                                                       Manager with Nationwide
                                                       Advisory Services from
                                                       January 1995 through
                                                       February 1999, and
                                                       Treasurer with Nationwide
                                                       Mutual Funds from January
                                                       1995 through December
                                                       2000.
--------------------------------------------------------------------------------
John M. Bobb             Trustee since October 1997    Director of Headwaters
Year of Birth:  1941                                   Group, a fine arts
                                                       consulting agency, 1994
                                                       to present; Chief Arts
                                                       Consultant with Capital
                                                       Square Review and
                                                       Advisory Board.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Diamond Hill Funds Annual Report December 31, 2002                       Page 47

                               DIAMOND HILL FUNDS
                    Notes to Financial Statements (Continued)
                               December 31, 2002

NAME,  ADDRESS 1,        POSITION AND LENGTH           PRINCIPAL OCCUPATION
AND YEAR OF BIRTH        OF SERVICE 2                  DURING PAST FIVE YEARS
--------------------------------------------------------------------------------
George A. Skestos        Trustee since August 2000     President of Homewood
Year of Birth:  1968                                   Corp., a real estate
                                                       development firm, since
                                                       September 1999; Director
                                                       of the Midland Life
                                                       Insurance Co., since
                                                       April 1998; Officer of
                                                       Huntington Capital Corp.,
                                                       from April 1994 to
                                                       September 1997.
--------------------------------------------------------------------------------
William P. Zox*          Trustee since August 2000     Investment Analyst with
Year of Birth: 1967                                    Diamond Hill Capital
                                                       Management, Inc., since
                                                       January 2001; Partner
                                                       with Schottenstein, Zox,
                                                       and Dunn Co., LPA, a law
                                                       firm, January 2000 to
                                                       December 2000; Associate
                                                       with Schottenstein, Zox,
                                                       and Dunn Co., LPA from
                                                       July 1993 to January
                                                       2000.

Archie M. Griffin        Trustee since June 2001       Associate Director of
Year of Birth: 1954                                    Athletics at The Ohio
                                                       State University since
                                                       1994; Director of
                                                       Abercrombie & Fitch,
                                                       Motorists Insurance, and
                                                       Ohio Auto Club.
--------------------------------------------------------------------------------

1 The address of each person is 375 North Front Street, Suite 300, Columbus, OH 43215.
2 Each Trustee serves for an indefinite term, until his or her resignation, death, or removal.
* R. H. Dillon is deemed an "interested person" of the Trust by virtue of his position as President of Diamond Hill Capital Management, Inc., the Adviser of the Trust. James Laird is also deemed an "interested person" of the Trust by virtue of his position as President of Diamond Hill Securities, Inc., the Distributor of the Funds. William P. Zox is also deemed an "interested person" of the Trust by virtue of his position as an Investment Analyst with Diamond Hill Capital Management, Inc., the investment adviser of the Focus Fund, Small Cap Fund, and Large Cap Fund.

--------------------------------------------------------------------------------
Page 48                     Diamond Hill Funds Annual Report December 31, 2002

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT AUDITORS

To the Shareholders and Board of Trustees of Diamond Hill Funds:

We have audited the statements of assets and liabilities, including the schedules of investments, of the Diamond Hill Funds, comprising the Focus Fund, Small Cap Fund, Large Cap Fund, Bank and Financial Fund, Short Term Fixed Income Fund and the Strategic Income Fund as of December 31, 2002, the related statements of operations for the twelve months then ended in all cases except the Diamond Hill Short Term Fixed Income Fund for which the period is June 28, 2002 through December 31, 2002, and the Diamond Hill Strategic Income Fund for which the period is September 30, 2002 through December 31, 2002; and the statements of changes in net assets and the financial highlights for the two periods then ended in all cases except the Diamond Hill Short Term Fixed Income Fund for which the period is June 28, 2002 through December 31, 2002, and the Diamond Hill Strategic Income Fund for which the period is September 30, 2002 through December 31, 2002. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The statements of changes in net assets and financial highlights of the Focus Fund, Small Cap Fund and Bank and Financial Fund (previously the Bank Stock Fund) for the periods ended February 28, 2001, were audited by other auditors whose report dated March 20, 2001, expressed an unqualified opinion thereon.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the 2002 financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the portfolios constituting the Diamond Hill Funds, as of December 31, 2002, the results of their operations and the changes in their net assets for the periods indicated, and their financial highlights for the periods then ended, in conformity with accounting principles generally accepted in the United States of America.


Crowe, Chizek and Company LLP
Columbus, Ohio
January 17, 2003

--------------------------------------------------------------------------------
Diamond Hill Funds Annual Report December 31, 2002                       Page 49

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

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

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Page 52                       Diamond Hill Funds Annual Report December 31, 2002

                                                    ^
                                                    Diamond Hill Funds
                                                    ------------------
                                            375 North Front Street, Suite 300
                                                   Columbus, Ohio 43215
                                                       614.255.3333
                                                   www.diamond-hill.com

                                                   INVESTMENT ADVISERS:
                                          Diamond Hill Capital Management, Inc.
                                              Diamond Hill Securities, Inc.

                                                       DISTRIBUTOR
                                              Diamond Hill Securities, Inc.

                                             FOR ADDITIONAL INFORMATION CALL:
                                                 Integrated Fund Services
                                                       (888)226-5595


This report must be preceded or accompanied by the Funds' prospectus, which contains facts concerning its objectives and policies, management fees, expenses and other information. The Statement of Additional Information (SAI) includes supplementary information about the Funds' trustees and is available, without charge, upon request by calling (614)255-3333.